                                  SCHEDULE 14A
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[x] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                      4FRONT SOFTWARE INTERNATIONAL, INC.

--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[x] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

    2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

    4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

    5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

--------------------------------------------------------------------------------

    2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

    3) Filing Party:

--------------------------------------------------------------------------------

    4) Date Filed:

--------------------------------------------------------------------------------

                      4FRONT SOFTWARE INTERNATIONAL, INC.
                         5650 GREENWOOD PLAZA BOULEVARD
                           ENGLEWOOD, COLORADO 80111
                                  303-721-7341

                                          December 23, 1996

Dear Shareholder:

    You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 11:00 A.M. on Wednesday, February 5, 1997, at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103.

    At the meeting you will be asked to elect six directors of the Company, to approve the reincorporation of the Company in Delaware and to approve the 4Front Software International, Inc. 1996 Equity Incentive Plan. In addition, we will be pleased to report on the affairs of the Company and a discussion period will be provided for questions and comments of general interest to shareholders.

    We look forward to greeting personally those shareholders who are able to be present at the meeting; however, whether or not you plan to be with us at the meeting, it is important that your shares be represented. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

    Thank you for your cooperation.

                                          Very truly yours,

                                                [LOGO]

                                          Anil Doshi
                                          Chairman of the Board of Directors

                                                 [LOGO]

                                          Mark Ellis
                                          President

                      4FRONT SOFTWARE INTERNATIONAL, INC.

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            ------------------------

                                          Englewood, Colorado
                                          December 23, 1996

    Notice is hereby given that the Annual Meeting of Shareholders of 4Front Software International, Inc. will be held on Wednesday, February 5, 1997 at 11:00 A.M. at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 for the following purposes:

    (1) To elect six directors to serve for the ensuing year;

    (2) To approve the reincorporation of the Company in Delaware;

    (3) To approve the 4Front Software International, Inc. 1996 Equity Incentive Plan; and

    (4) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

    Shareholders of record at the close of business on December 16, 1996, will be entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

    All shareholders are cordially invited to attend the Annual Meeting in person. Shareholders who are unable to attend the Annual Meeting in person are requested to complete and date the enclosed form of proxy and return it promptly in the envelope provided. No postage is required if mailed in the United States. Shareholders who attend the Annual Meeting may revoke their proxy and vote their shares in person.

                                          CRAIG KLEINMAN
                                          SECRETARY

                      4FRONT SOFTWARE INTERNATIONAL, INC.
                         5650 Greenwood Plaza Boulevard
                           Englewood, Colorado 80111
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                              GENERAL INFORMATION

PROXY SOLICITATION

    This Proxy Statement is furnished to the holders of Common Stock, no par value per share (the "Common Stock"), of 4Front Software International, Inc. (the "Company") in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Annual Meeting of Shareholders to be held on Wednesday, February 5, 1997, or at any adjournment thereof, pursuant to the accompanying Notice of Annual Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Shareholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

    Proxies for use at the meeting are being solicited by the Board of Directors of the Company. Proxies will be mailed to shareholders on or about December 23, 1996 and will be solicited chiefly by mail. The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. Should it appear desirable to do so in order to ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company. The Company has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option of doing so if it should appear that a quorum otherwise might not be obtained.

REVOCABILITY AND VOTING OF PROXY

    A form of proxy for use at the Annual Meeting of Shareholders and a return envelope for the proxy are enclosed. Shareholders may revoke the authority granted by their execution of proxies at any time before their effective exercise by filing with the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date, or by voting in person at the meeting. Shares of the Company's Common Stock represented by executed and unrevoked proxies will be voted in accordance with the choice or instructions specified thereon. If no specifications are given, the proxies intend to vote the shares represented thereby to approve Proposals Nos. 1, 2 and 3 as set forth in the accompanying Notice of Annual Meeting of Shareholders and in accordance with their best judgment on any other matters which may properly come before the meeting.

RECORD DATE AND VOTING RIGHTS

    Only shareholders of record at the close of business on December 16, 1996 are entitled to notice of and to vote at the Annual Meeting or any and all adjournments thereof. On December 16, 1996 there were 6,508,747 shares of Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented at the Annual Meeting. The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy and entitled to vote, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The effect of broker non-votes on Proposals Nos. 1, 2 and 3 is discussed under each respective Proposal.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    The following table sets forth information as of November 1, 1996, except as otherwise noted in the footnotes, regarding the beneficial ownership determined in accordance with the rules of the Securities and Exchange Commission (the "SEC"), which generally attributes beneficial ownership of securities to persons who possess sole or shared voting power and/or investment power with respect to those securities, of the Company's Common Stock of: (i) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock; (ii) each director and nominee for director of the Company; (iii) each executive officer named in the Summary Compensation Table (see "Executive Compensation"); and (iv) all directors and executive officers of the Company as a group. Except as otherwise specified, the named beneficial owner has the sole voting and investment power over the shares listed.

                                                                               AMOUNT AND NATURE OF
                                                                               BENEFICIAL OWNERSHIP
                                                                                        OF             PERCENTAGE OF
NAME OF BENEFICIAL OWNER                                                           COMMON STOCK        COMMON STOCK
----------------------------------------------------------------------------  ----------------------  ---------------
Anil Doshi (1)..............................................................            954,700              13.81%
Mark Ellis (2)..............................................................            542,300               7.98%
Kenneth Newell (3)..........................................................            262,578               3.91%
Craig Kleinman (4)..........................................................             82,500               1.25%
Terence Burt (5)............................................................            227,582               3.41%
Mark McVeigh (6)............................................................             47,000                  *
Brian Murray................................................................              2,500                  *
Arthur Keith Ross (7).......................................................            185,950               2.82%
All Directors and Executive Officers as a Group (10 persons) (8)............          2,341,749              30.14%

------------------------

*   Less than 1%

(1) Includes 20,000 shares of Common Stock and 20,000 shares of Common Stock issuable pursuant to warrants which are owned by Aliki Financial Corp., a corporation in which Mr. Doshi owns a 65% interest. Such warrants are exercisable within 60 days of November 1, 1996. Also includes 270,000 shares of Common Stock issuable pursuant to options, and 112,000 shares issuable pursuant to warrants, which are exercisable within 60 days of November 1, 1996. Mr. Doshi disclaims beneficial ownership of the shares owned by Aliki Financial Corp. other than the shares in which he has a pecuniary interest.

(2) Includes 20,000 shares of Common Stock and 20,000 shares of Common Stock issuable pursuant to warrants which are owned by Aliki Financial Corp., a corporation in which Mr. Ellis owns a 35% interest. Such warrants are exercisable within 60 days of November 1, 1996. Also includes 270,000 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996. Mr. Ellis disclaims beneficial ownership of the shares owned by Aliki Financial Corp. other than the shares in which he has a pecuniary interest.

(3) Includes 7,051 shares of Common Stock owned by Mr. Newell's wife and 28,790 shares of Common Stock owned by a trust for the benefit of Mr. Newell and his wife and children. Also includes 200,000 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996.

(4) Includes 75,000 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996.

(5) Includes 33,347 shares of Common Stock owned by Mr. Burt's wife and 28,794 shares of Common Stock owned by a trust for the benefit of Mr. Burt and his wife and children. Also includes 165,000 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996.

(6) Includes 40,000 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996.

(7) Includes 87,100 shares of Common Stock issuable pursuant to options which are exercisable within 60 days of November 1, 1996.

(8) Includes 1,330,100 shares of Common Stock issuable pursuant to options and 132,000 shares of Common Stock issuable pursuant to warrants which are exercisable within 60 days of November 1, 1996.

                     PROPOSAL NO. 1--ELECTION OF DIRECTORS

    Six directors (constituting the entire Board) are to be elected at the Annual Meeting. Unless otherwise specified, the enclosed proxy will be voted in favor of the persons named below to serve until the next annual meeting of shareholders and until their successors shall have been duly elected and shall qualify. In the event any of these nominees shall be unable to serve as a director, the shares represented by the proxy will be voted for the person, if any, who is designated by the Board of Directors to replace the nominee. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the Board of Directors will occur.

    The nominees, their ages, the year in which each first became a director and their principal occupations or employment during the past five years are:

                                       YEAR FIRST                             PRINCIPAL OCCUPATION
NOMINEE                    AGE       BECAME DIRECTOR                       DURING THE PAST FIVE YEARS
---------------------      ---      -----------------  -------------------------------------------------------------------
Anil Doshi                     52            1993      Chairman of the Board of Directors, Chief Executive Officer and a
                                                       Director of the Company since April 1993. Mr. Doshi co-founded
                                                       Communic8 Software (the Company's predecessor-in-interest) in
                                                       January 1990 and served as its Chairman from April 1992 to March
                                                       1993. Mr. Doshi is a Fellow of the Institute of Chartered
                                                       Accountants in England and Wales, and he is also an Associate of the Institute of Taxation. From January 1990 until October 1990,
                                                       Mr. Doshi served as Deputy Chairman of PPI Enterprises, Inc., a New
                                                       York based holding company ("PPI"). From 1986 to 1990, Mr. Doshi served as a consultant to Polly Peck International, PPI's parent company.
Mark Ellis                     43            1993      President, Chief Operating Officer and Director of the Company
                                                       since April 1993. Mr. Ellis co-founded Communic8 Software and served as a director from January 1992 until March 1993. From
                                                       September 1988 to January 1991, Mr. Ellis served as the President of PPI. As President of PPI, he managed that company's American expansion program and negotiated a number of acquisitions in the
                                                       U.S., including the $875 million acquisition of Del Monte Tropical
                                                       Fruit from RJR Nabisco. Mr. Ellis attended St. John's College at
                                                       Cambridge University in England and received a B.A. in Law in 1975, an L.L.B in 1976 and an M.A. in Law in 1978.
Kenneth Newell                 53            1996      Director of the Company since April 1996 and a co-founder of K2
                                                       Group Plc (now 4Front Group Plc), the Company's wholly-owned U.K.
                                                       operating subsidiary) in 1988. Mr. Newell has been 4Front Group
                                                       Plc's Chief Executive since 1990. Prior to establishing K2 he worked for four years at Star Computer Group, a publicly listed
                                                       U.K. company, and one of the early implementers of the open systems computing concept in the U.K., where he held a number of positions, including Sales Director from 1985 through 1988. Mr. Newell is a
                                                       Fellow of the Institute of Chartered Secretaries and Administrators
                                                       following study at the City of London College.

                                       YEAR FIRST                             PRINCIPAL OCCUPATION
NOMINEE                    AGE       BECAME DIRECTOR                       DURING THE PAST FIVE YEARS
---------------------      ---      -----------------  -------------------------------------------------------------------
Craig Kleinman                 40            1993      Secretary and a Director of the Company since April 1993. Mr.
                                                       Kleinman had served as Chief Financial Officer of the Company from
                                                       April 1993 until April 1996. During the past five years, Mr.
                                                       Kleinman has been a shareholder in the certified public accounting firm Kleinman, Guerra & Company, P.C. Mr. Kleinman received a B.S.
                                                       degree in accounting from the University of Colorado in 1978 and is a member of the American Institute of Certified Public Accountants
                                                       and the Colorado Society of Certified Public Accountants.
Arthur Keith Ross              44            1996      Director of the Company since February 1996. Mr. Ross is currently a private investor. From 1986 to 1994, Mr. Ross was a partner in the London law firm Clifford Chance, which he joined in 1984. Mr.
                                                       Ross headed the Clifford Chance South East Asian office in
                                                       Singapore from 1988 to 1991. Mr. Ross attended Christ's College at
                                                       Cambridge University in England and received a BA in Law in 1973 and an MA in Law in 1976.
Brian V. Murray                48            1996      Director of the Company since April 1996. Mr. Murray is President and Chief Executive Officer of B.V. Murray & Co., an investment banking firm, which he founded in July 1996. Prior thereto, Mr.
                                                       Murray held various positions at Bear, Stearns & Co., Inc. from
                                                       1976 until July 1996, most recently as a Senior Managing Director.

    All directors hold office until the next meeting of the shareholders of the Company and until their successors are elected and qualified.

    The Board of Directors has an Audit Committee which is charged with reviewing the Company's internal accounting procedures and consulting with and reviewing the selection of the Company's independent auditors. The Audit Committee currently consists of Messrs. Doshi, Ross and Murray. The Audit Committee was formed in fiscal 1997 and did not meet during fiscal 1996. The Board of Directors also has a Compensation Committee charged with recommending to the Board the compensation for the Company's executives and administering the Company's stock option plans. The Compensation Committee is currently composed of Messrs. Doshi, Ellis, Murray and Ross. The Compensation Committee was formed in fiscal 1997 and did not meet during fiscal 1996. The Board of Directors has also established an Executive Committee charged with exercising powers of the Board of Directors expressly delegated to it. The Executive Committee is currently composed of Messrs. Doshi and Ellis. During fiscal 1996, the Executive Committee met five times. Each director attended at least 75% of the meetings of all committees of the Board of Directors on which he served.

    During the fiscal year ended January 31, 1996, the Board of Directors acted eight times by unanimous written consent in lieu of a meeting.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

    Section 16(a) of the Securities Exchange Act, as amended (the "Exchange Act") requires the Company's executive officers and directors, and persons who beneficially own more than ten percent of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

    Based upon a review of the copies of such forms furnished to the Company and written representations from the Company's executive officers and directors, the Company believes that during fiscal 1996 all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

VOTE REQUIRED

    The six nominees receiving the highest number of affirmative votes of the shares present in person or represented by proxy and entitled to vote for them, a quorum being present, shall be elected as directors. Only votes cast for a nominee will be counted, except that the accompanying proxy will be voted for all nominees in the absence of instruction to the contrary. Abstentions, broker non-votes and instructions on the accompanying proxy card to withhold authority to vote for one or more nominees will result in the respective nominees receiving fewer votes. However, the number of votes otherwise received by the nominee will not be reduced by such action.

    THE BOARD OF DIRECTORS DEEMS "PROPOSAL NO. 1--ELECTION OF DIRECTORS" TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                             EXECUTIVE COMPENSATION

    The following table sets forth information concerning all cash and non-cash compensation paid or to be paid by the Company as well as certain other compensation awarded, earned by and paid, during the fiscal years indicated, to the Chairman of the Board and Chief Executive Officer and each of the four other most highly compensated executive officers of the Company for such period in all capacities in which they served.

                           SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM COMPENSATION
                                                                                                       ------------------------
                                                                                                                AWARDS
                                                                                                       ------------------------
                                                                     ANNUAL COMPENSATION                                 ALL
                                                                                                        SECURITIES      OTHER
                       NAME AND PRINCIPAL                          -----------------------              UNDERLYING     COMPEN-
                            POSITION                                 YEAR(1)      SALARY      BONUS    STOCK OPTIONS  SATION(2)
-----------------------------------------------------------------  -----------  ----------  ---------  -------------  ---------
Anil Doshi
Chairman of the Board and
Chief Executive Officer(3).......................................        1995   $   38,196  $       0      120,000    $       0
                                                                         1994            0          0      150,000            0(4)
                                                                         1993            0          0            0        7,200
Kenneth Newell
Chief Executive--4Front Group....................................        1995   $  107,107  $  23,626      109,300    $  29,580
                                                                         1994       90,993          0       90,700       28,064
                                                                         1993        2,950          0            0        1,130
Terence Burt
Managing Director--Systems
Integration Development..........................................        1995   $   94,506  $  39,378       98,050    $  13,368
                                                                         1994       84,920     11,503       66,950       13,053
                                                                         1993(5)      2,950         0            0          555
Peter Wellings
Former Managing Director--Network Computing(6)...................        1995   $   90,568  $  31,502            0    $  17,137
                                                                         1994       92,000     33,600       34,800       14,880
                                                                         1993        3,375          0            0          375
Mark McVeigh
General Manager--Hardware
Maintenance and Support..........................................        1995   $   66,154  $  47,253       20,000    $  11,025
                                                                         1994       47,253     12,600       20,000        9,264
                                                                         1993       45,000          0            0        7,440

------------------------

(1) Represents the period beginning February 1 of the year indicated and ending January 31 of the following year.

(2) As to Mr. Doshi, represents contributions made by the Company to Mr. Doshi's Executive Pension Plan. As to Messrs. Newell, Burt, Wellings and McVeigh, represents the dollar value of car allowance, insurance benefits, and contributions to voluntary money purchase pensions plans.

(3) Mr. Doshi entered into an employment agreement with the Company in November 1995, which provides for an annual base salary of $150,000. See "-Employment Arrangements." Prior to this date, Mr. Doshi did not receive any salary compensation for services rendered to the Company.

(4) Does not include a consulting fee of $150,000 incurred by the Company and payable to Aliki Financial Corp., in which Mr. Doshi has a 65% interest. Such fee has not yet been paid by the Company.

(5) Represents compensation received subsequent to January 14, 1994, the effective date of the Company's acquisition of 4Front Group (formerly K2 Group).

(6) Mr. Wellings resigned from the Company in February 1996.

STOCK OPTIONS

    The following table sets forth certain summary information concerning individual grants of stock options made during the year ended January 31, 1996 to each of the Company's executive officers named in the Summary Compensation Table.

                                                                INDIVIDUAL GRANTS                           POTENTIAL REALIZABLE
                                                     ---------------------------------------                  VALUE AT ASSUMED
                                                                   % OF TOTAL                                 ANNUAL RATES OF
                                                      NUMBER OF      OPTIONS      EXERCISE                      STOCK PRICE
                                                     SECURITIES    GRANTED TO      OR BASE                    APPRECIATION FOR
                                                     UNDERLYING     EMPLOYEES       PRICE                      OPTION TERM(4)
                                                       OPTIONS         IN            PER      EXPIRATION   ----------------------
NAME                                                   GRANTED       1995(1)      SHARE(2)      DATE(3)        5%         10%
---------------------------------------------------  -----------  -------------  -----------  -----------  ----------  ----------
Anil Doshi.........................................     120,000          16.5%    $    5.00      7/31/00   $  165,768  $  366,306
Kenneth Newell.....................................     109,300          15.1%    $    5.00      7/31/00   $  150,988  $  333,644
Terence Burt.......................................      98,050          13.5%    $    5.00      7/31/00   $  135,447  $  299,303
Peter Wellings.....................................         -0-        --            --           --           --          --
Mark McVeigh.......................................      20,000           2.8%    $    5.00      7/31/00   $   27,628  $   61,051

------------------------

(1) Based on an aggregate of 725,463 options which were granted during the fiscal year beginning February 1, 1995 and ending January 31, 1996.

(2) All options were granted at market value on the date of grant.

(3) All options have a fixed term of five years and are fully vested.

(4) Potential gains are reported net of the option exercise price, but before taxes associated with exercise. These amounts represent certain assumed rates of appreciation only in the price of the Company's Common Stock during the terms of the options in accordance with rates specified in applicable federal securities regulations. Actual gains on stock option exercises are dependent on the future performance of the Common Stock and overall stock market conditions. The amounts reflected in this table may not necessarily be achieved.

    The following table sets forth at January 31, 1996 the number of securities underlying unexercised options and the value of unexercised options held by each of the executive officers named in the Summary Compensation Table:

                                                                  NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                                 UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                  OPTIONS AT YEAR END           OPTIONS AT YEAR END(1)
                                                            --------------------------------  --------------------------
NAME                                                        EXERCISABLE     UNEXERCISABLE     EXERCISABLE  UNEXERCISABLE
----------------------------------------------------------  -----------  -------------------  -----------  -------------
Anil Doshi................................................     270,000                0        $ 420,000        --
Kenneth Newell............................................     200,000                0          290,700        --
Terence Burt..............................................     165,000                0          231,950        --
Peter Wellings............................................      34,000                0           69,600        --
Mark McVeigh..............................................      40,000                0           60,000        --

------------------------

(1) Computed based upon the difference between the stock option exercise price and the closing price of the Company's Common Stock on January 31, 1996 ($6.00).

EMPLOYMENT ARRANGEMENTS

    The Company has entered into employment agreements with Messrs. Doshi and Ellis effective as of November 1, 1995. These agreements are terminable at any time after an initial term of three years on one year's notice. Under such agreements, Messrs. Doshi and Ellis are entitled to base annual salaries of $150,000 and $140,000, respectively, plus pension contributions not to exceed 7% of such base salaries. Prior to the execution of such employment agreements, neither Messrs. Doshi nor Ellis had received salary compensation for services performed for the Company and its affiliates.

    As a condition to the acquisition of K2 Group Plc in 1994, each of Messrs. Newell, Burt and Andrews entered into an employment agreement with 4Front Group at salaries of L60,000 ($91,000 based upon the exchange rate at January 31, 1994), L55,000 ($83,000 based upon the exchange rate at January 31, 1994) and L48,000 ($73,000 based upon the exchange rate at January 31, 1994), respectively. Effective February 1, 1995 these annual salaries were increased to L68,000 ($103,000 based upon the exchange rate at January 31, 1994), L60,000 ($91,000 based upon the exchange rate at January 31, 1994) and L55,000 ($83,000 based upon the exchange rate at January 31, 1994), respectively. These agreements are terminable upon one year's notice, which notice can be served no earlier than the first anniversary of the effective date of the agreement. These agreements are subject to certain buyout rights in the event of a change of control of 4Front Group.

    As a condition to the acquisition of Compass Computer Group, Joel William Jervis entered into an employment agreement with Compass at a salary of L60,000 ($91,000 based upon the exchange rate at April 19, 1995), plus car allowance. The agreement provided for a bonus of up to L6,000 ($9,000 based upon the exchange rate at April 19, 1995) per quarter dependent upon the achievement of certain profit goals, and pension contributions of not less than 5% of his annual salary.

    No other executive officer is currently party to an employment agreement with the Company. As appropriate, other employment contracts may be entered into with other key executives.

STOCK OPTION AWARDS

    In August and November 1995, the Company issued a total of 725,463 stock options to management, employees and consultants, exercisable for five years at an exercise price of $5.00 per share, the fair market value on the date of grant. Of the options granted, 120,000, 120,000, 60,000, 20,000, 109,300,
98,050, 5,000 and 20,000 were granted to Messrs. Doshi, Ellis, Kleinman, Ross, Newell, Burt, Andrews and McVeigh, respectively.

    In May 1996, the Company, subject to the approval of its shareholders, adopted the 1996 4Front Software International, Inc. Equity Incentive Plan (the "Plan"), which provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and non-qualified stock options, to purchase an aggregate of up to 200,000 shares of the Common Stock of the Company. The Plan was subsequently amended by the Board to increase the number of shares authorized under the Plan to 400,000. The Plan permits the grant of options to officers, employees, directors and consultants of the Company. See Proposal No. 3--Approval of Equity Incentive Plan for additional information concerning the Plan.

COMPENSATION OF DIRECTORS

    Messrs. Murray and Ross each receive compensation of $10,000 per year. No other director receives any compensation for services as a director. In addition, the Plan provides for the grant of up to 20,000 options to directors. See Proposal No. 3--Approval of Equity Incentive Plan.

                 COMPENSATION COMMITTEE REPORT TO SHAREHOLDERS

    The report of the Compensation Committee (the "Compensation Committee") shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The Compensation Committee of the Board of Directors consists of Messrs. Doshi, Ellis, Murray and Ross. The Compensation Committee was formed subsequent to January 31, 1996, and, prior thereto, all compensation decisions were made by the Executive Committee of the Board of Directors. The Compensation Committee administers the Company's executive compensation programs, monitors corporate performance and its relationship to compensation of executive officers, and makes appropriate recommendations concerning matters of executive compensation.

COMPENSATION PHILOSOPHY

    The Company believes that executive compensation should be closely related to increased shareholder value. One of the Company's strengths contributing to its successes is a strong management team. The compensation program is designed to enable the Company to attract, retain and reward capable employees who can contribute to the continued success of the Company, principally by linking compensation with the attainment of key business objectives. Equity participation and a strong alignment to shareholders' interests are key elements of the Company's compensation philosophy. Accordingly, the Company's executive compensation program is designed to provide competitive compensation, support the Company's strategic business goals and reflect the Company's performance.

    The compensation program reflects the following principles:

    - Compensation should encourage increased shareholder value.

    - Compensation programs should support the short- and long-term strategic business goals and objectives of the Company.

    - Compensation programs should reflect and promote the Company's values and reward individuals for outstanding contributions toward business goals.

    - Compensation programs should enable the Company to attract and retain highly qualified professionals.

PAY MIX AND MEASUREMENT

    The Company's executive compensation is comprised of two components, base salary and incentives, each of which is intended to serve the overall compensation philosophy.

BASE SALARY

    The Company's salary levels are intended to be consistent with competitive pay practices and level of responsibility, with salary increases reflecting competitive trends, the overall financial performance and resources of the Company, general economic conditions as well as a number of factors relating to the particular individual, including the performance of the individual executive, and level of experience, ability and knowledge of the job.

INCENTIVES

    Incentives consist of stock options and, to a lesser extent, cash awards. The Committee strongly believes that the pay program should provide employees with an opportunity to increase their ownership and potentially gain financially from Company stock price increases. By this approach, the best interests of shareholders, executives and employees will be closely aligned. Therefore, executives and other employees are eligible to receive stock options, giving them the right to purchase shares of Common Stock of the Company at a specified price in the future. The grant of options is based primarily on a key employee's potential contribution to the Company's growth and profitability, based on the Committee's discretionary evaluation. Options are granted at the prevailing market value of the Company's Common Stock and will only have value if the Company's stock price increases. Generally, grants of options vest over a period of time and executives must be employed by the Company for such options to vest. The granting of cash awards is discretionary and is not dependent on any one factor.

CHIEF EXECUTIVE OFFICER COMPENSATION FOR THE FISCAL YEAR ENDED JANUARY 31, 1996

    In November 1995, Mr. Doshi entered into an employment agreement with the Company providing for an annual base salary of $150,000. Prior thereto, Mr. Doshi had not received compensation for services rendered to the Company.

    In November 1995, Mr. Doshi was awarded options to purchase 120,000 shares of Common Stock at an exercise price of $5.00 per share, the fair market value on the date of grant. These options were awarded in recognition of Mr. Doshi's performance.

    The employment arrangements with Mr. Doshi are deemed appropriate by the Compensation Committee considering the overall performance of the Company and Mr. Doshi.

TAX EFFECTS

    Changes made in 1993 to the Internal Revenue Code of 1986, as amended (the "Code"), impose certain limitations on the deductibility of executive compensation paid by public companies for taxable years beginning in or after 1994. In general, under the limitations, the Company will not be able to deduct annual compensation paid to certain executive officers in excess of $1,000,000 except to the extent that such compensation qualifies as "performance-based compensation" (or meets other exceptions not here relevant). Non-deductibility would result in additional tax cost to the Company. It is possible that at least some of the cash and equity-based compensation paid or payable to the Company's executive officers will not qualify for the "performance-based compensation" exclusion under the deduction limitation provisions of the Code. Nevertheless, the Committee anticipates that in making compensation decisions it will give consideration to the net cost to the Company (including, for this purpose, the potential limitation on deductibility of executive compensation).

    The Compensation Committee believes that linking executive compensation to corporate performance results in a better alignment of compensation with corporate business goals and shareholder value. The Committee believes its compensation practices are directly tied to shareholder returns and linked to the achievement of annual and longer-term financial and operational results of the Company on behalf of the Company's shareholders. In view of the Company's performance and achievement of goals and competitive conditions, the Compensation Committee believes that compensation levels during fiscal 1996 adequately reflect the Company's compensation goals and policies.

                                          COMPENSATION COMMITTEE
                                          Anil Doshi
                                          Mark Ellis
                                          Brian Murray
                                          Arthur Keith Ross

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    During the year ended January 31, 1996, no Compensation Committee or other Board committee performing equivalent functions was in existence, and all decisions of the Board concerning executive officer compensation were made by the Executive Committee. Messrs. Doshi and Ellis were the members of the Executive Committee and, as such, participated in deliberations regarding executive compensation. The Board has subsequently established a Compensation Committee which currently consists of Messrs. Doshi, Ellis, Murray and Ross.

                           THE COMPANY'S PERFORMANCE

    The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   CCMP        IXK        RTY       FFST
March 20, 1995      100.00     100.00     100.00     100.00
April 20, 1995      101.04     101.86     101.32      85.10
May 18, 1995        106.60     113.40     105.08      85.10
June 20, 1995       114.72     126.78     109.56      76.59
July 20, 1995       118.51     130.14     112.25      59.52
Aug. 21, 1995       125.72     136.54     118.48      59.57
Sept. 20, 1995      131.41     143.08     122.09      72.34
Oct. 20, 1995       128.25     141.95     117.44      72.34
Nov. 20, 1995       127.01     138.76     117.21      72.34
Dec. 20, 1995       126.49     135.83     119.77      55.32
Jan. 31, 1996       130.75     137.27     122.32     102.12

    The above Graph compares the performance of the Company ("FFST") from March 20, 1995, the date that the Company's Common Stock commenced trading publicly, through January 31, 1996, against the performance of the Nasdaq Composite Index ("CCMP"), the Russell 2000 Index ("RTI") and the Nasdaq Computer Index ("IXK"), an index comprised of 644 computer companies, including the Company.

                    PROPOSAL 2--REINCORPORATION IN DELAWARE

GENERAL

    The Board of Directors has unanimously approved, and recommends for shareholder approval, the change of the Company's state of incorporation from Colorado to Delaware, which also will result in the ability of the Company to issue preferred stock. The reincorporation will not result in any change in the business, management, assets, liabilities or net worth of the Company. Reincorporation in Delaware will allow the Company to take advantage of certain provisions of the corporate laws of Delaware, while the ability to issue preferred stock will afford the Company additional financial flexibility. The purposes and effects of the proposed reincorporation are summarized below.

    In order to effect the Company's reincorporation in Delaware, the Company will be merged into a newly formed, wholly-owned subsidiary incorporated in Delaware. The Delaware subsidiary, also named 4Front Software International, Inc. ("4Front Delaware"), has not engaged in any activities except in connection with the proposed reincorporation. The mailing address of its principal executive offices and its telephone number are the same as those of the Company. As part of its approval and recommendation of the Company's reincorporation in Delaware, the Board has approved, and recommends to the shareholders for their adoption and approval, an Agreement and Plan of Merger (the "Reincorporation Agreement") pursuant to which the Company will be merged with and into 4Front Delaware. The full texts of the Reincorporation Agreement and the Certificate of Incorporation and Bylaws of 4Front Delaware under which the Company's business would be conducted after the merger are set forth as Exhibit A, Exhibit B and Exhibit C, respectively, hereto. The discussion contained in this Proxy Statement is qualified in its entirety by reference to such Exhibits.

    The reincorporation of the Company in Delaware through the above-described merger (hereafter referred to as the "Reincorporation") requires approval of the Company's shareholder by the affirmative vote of the holders of a majority of all outstanding shares of Common Stock. Shareholders who do not vote for the proposal will not be entitled to dissenters' rights in accordance with the Colorado Business Corporation Act ("CBCA").

    In the following discussion of the proposed Reincorporation, the term "4Front Colorado" refers to the Company as currently organized as a Colorado corporation; the term "4Front Delaware" refers to the new wholly-owned Delaware subsidiary of 4Front Colorado that will be the surviving corporation after the completion of the Reincorporation; and the term "Company" includes either or both, as the context may require, without regard to the state of incorporation.

    Upon shareholder approval of the Reincorporation, and upon approval of appropriate certificates of merger by the Secretaries of State of the States of Colorado and Delaware, 4Front Colorado will be merged with and into 4Front Delaware pursuant to the Reincorporation Agreement, resulting in a change in the Company's state of incorporation. The Company will then be subject to the Delaware General Corporation Law ("DGCL") and the Certificate of Incorporation and Bylaws of 4Front Delaware set forth in Exhibit B and Exhibit C, respectively. Upon the effective time of the Reincorporation, each outstanding share of Common Stock of 4Front Colorado and each share of Common Stock of 4Front Colorado held in its treasury automatically will be converted into one share of Common Stock of 4Front Delaware. Outstanding options to purchase shares of Common Stock of 4Front Colorado will be converted into options to purchase the same number of shares of Common Stock of 4Front Delaware. Each employee stock plan and any other employee benefit plan to which 4Front Colorado is a party, whether or not such plan relates to the Common Stock of 4Front Colorado, will be assumed by 4Front Delaware and, to the extent any such plan provides for the issuance or purchase of Common Stock of 4Front Colorado, will be deemed to provide for the issuance or purchase of shares of Common Stock of 4Front Delaware.

    IT WILL NOT BE NECESSARY FOR SHAREHOLDERS OF THE COMPANY TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR CERTIFICATES OF 4FRONT DELAWARE; OUTSTANDING STOCK CERTIFICATES OF 4FRONT COLORADO SHOULD NOT BE DESTROYED OR SENT TO THE COMPANY. The common stock of the Company will continue to be traded on the NASDAQ National Market, and the NASDAQ National Market will consider the existing stock certificates as constituting "good delivery" in transactions subsequent to the Reincorporation.

PRINCIPAL REASONS FOR CHANGING THE COMPANY'S STATE OF INCORPORATION

    The Company's Board of Directors believes that the Reincorporation will provide flexibility for both the management and business of the Company.

    Delaware is a favorable legal and regulatory environment in which to operate. For many years, Delaware has followed a policy of encouraging incorporation in that state and, in furtherance of that policy, has adopted comprehensive, modern and flexible corporate laws which are periodically updated and revised to meet changing business needs. As a result, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to Delaware corporations thereby providing greater predictability with respect to corporate legal affairs.

    As a Delaware corporation, the Company would qualify for the provisions of
Section 203 of the Delaware General Corporation Law (the "Delaware Business Combinations Statute"), which regulates certain business combinations between a corporation and an "interested stockholder" thereof. The CBCA does not contain any special provisions for business combinations following a change of control of the Company. While the reincorporation proposal is not being recommended in response to any specific effort of which the Company is aware to accumulate the Company's shares or to obtain control of the Company, the Board believes that the provisions of the Delaware Business Combinations Statute will enhance the Board's ability to assure more equitable treatment of the Company's shareholders in the event of a possible takeover attempt. For a description of the Delaware Business Combinations Statute, see "--The Delaware Business Combinations Statute."

THE DELAWARE BUSINESS COMBINATIONS STATUTE

    The Delaware Business Combinations Statute prohibits certain transactions between a Delaware corporation and an "interested stockholder," which is defined as a person that is directly or indirectly a beneficial owner of 15% or more of the voting power of the outstanding voting stock of a Delaware corporation and such person's affiliates and associates. This provision prohibits certain business combinations (defined broadly to include mergers, consolidations, sales or other dispositions of assets having an aggregate value in excess of 10% of the consolidated assets of a company, and certain transactions that would increase the interested stockholder's proportionate share ownership in a company) between an interested stockholder and a company for a period of three years after the date the interested stockholder acquired its stock, unless (i) the business combination or the transactions which resulted in the stockholder becoming an interested stockholder is approved by such company's Board of Directors prior to the date of the business combination or the date the interested stockholder acquired its shares, respectively, (ii) the interested stockholder acquired at least 85% of the voting stock of such company in the transaction in which it became an interested stockholder, or (iii) the business combination is approved by a majority of the Board of Directors and the affirmative vote of two-thirds of the votes entitled to be cast by disinterested stockholders at an annual or special meeting.

    If the Reincorporation is consummated, the Delaware Business Combinations Statute will apply to the Company. The effect of the application of the Delaware Business Combinations Statute would be to reduce the likelihood of situations in which the Company may be forced to accept a proposal for the takeover of the Company without ample time to evaluate the proposal and appropriate alternatives and to encourage anyone contemplating a transaction with the Company to negotiate directly with the Company on a fair and equitable basis. The application of the Delaware Business Combinations Statute could make more difficult or discourage a tender offer for the Company's common stock or the completion of a "second step" merger by holder of a substantial block of the Company's common stock, irrespective of whether such action might be perceived by shareholders holding a majority of the Company's common stock to be beneficial to the Company and its shareholders.

    The application of the Delaware Business Combinations Statute could adversely affect the ability of shareholders to benefit from certain transactions which are opposed by the Board or by shareholders owning 15% of the Company's common stock, even if the price offered in such transactions represents a premium over the then-current market price of the Company's common stock. To the extent that the Board's disapproval of a proposed transaction discourages establishment of a controlling stock interest, the position of the Board and current management may be strengthened, thereby assisting those persons in retaining their positions.

    The Board, however, believes on balance that the Company's becoming subject to the provisions of the Delaware Business Combinations Statute will be in the best interests of the Company and its shareholders. There have been a number of surprise takeovers of publicly-owned corporations. These transactions have occurred through tender offers or other sudden purchases of a substantial number of outstanding shares. Frequently, these tenders offers and other share purchases have been followed by a merger or other form of complete acquisition of the target company by the purchaser without any negotiations with the Board of Directors of the target company. Such a "second step" business combination automatically eliminates minority interests in the target company, often for less valuable consideration per share than was paid in the purchaser's original tender offer or market purchases. In other instances, a purchaser has used its controlling interest to effect other transactions having an adverse impact on the target company and its shareholders. The protections afforded by the Delaware Business Combinations Statute will increase the likelihood that anyone contemplating a transaction with the Company would negotiate directly with the Company in advance. The Board believes that it is in a better position than the individual shareholders of the Company to negotiate effectively for an adequate price for all the shareholders, since the Board is likely to be more knowledgeable than any individual shareholder in assessing the business and prospects of the Company.

    The Board of Directors has carefully considered the potential adverse effects of being subject to the Delaware Business Combinations Statute described above and has unanimously concluded that the adverse effects are substantially outweighed by the increased protection which the statute will afford the Company and its shareholders.

COMPARISON OF CERTAIN PROVISIONS OF THE CERTIFICATES OF INCORPORATION AND BYLAWS
  OF 4FRONT DELAWARE TO THE ARTICLES OF INCORPORATION AND BYLAWS OF 4FRONT COLORADO

    Upon the Reincorporation, the Certificate of Incorporation and Bylaws of 4Front Delaware will become the Company's Certificate of Incorporation and Bylaws. The following is a summary of certain significant differences between the provisions of the Articles of Incorporation and Bylaws of 4Front Delaware and those of the Articles of Incorporation and Bylaws of 4Front Colorado. This summary does not purport to be complete, and reference is made to the Certificate of Incorporation and Bylaws of 4Front Delaware, which are attached hereto as Exhibit B and Exhibit C, respectively. Copies of the Articles of Incorporation and Bylaws of 4Front Colorado are on file with the SEC and are available for inspection at the principal executive offices of the Company and will be sent to shareholders of the Company upon written request.

    CAPITALIZATION.

    The Certificate of Incorporation of 4Front Delaware authorizes the issuance of 30,000,000 shares of common stock, par value $.001 per share, and 5,000,000 shares of preferred stock, par value $.001 per share. 4Front Delaware's preferred stock may be issued in series, each series being composed of such number of shares and having such dividend, liquidation, voting, conversion, redemption and other rights, if any, as the Board of Directors may determine. Currently 4Front Colorado is authorized to issue 30,000,000 shares of common stock, no par value per share, 6,508,747 shares of which were outstanding as of December 16, 1996. 4Front Colorado is not authorized to issue any preferred stock. In the Reincorporation, one share of common stock of 4Front Delaware will be issued for each outstanding share of common stock of 4Front Colorado. Accordingly, while the Reincorporation would not affect the extent of any shareholder's proportional ownership interest in the Company, it would grant the Board the authority to issue preferred stock as it deems advisable.

    The Board believes that it is desirable to have preferred stock available for future financings, acquisitions, stock splits or dividends, employee benefit plans or other corporate purposes. The Company has no definitive plans, arrangements, commitments, or understandings with respect to the issuance of any shares of preferred stock which would be authorized by the Certificate of Incorporation of 4Front Delaware. The Board of 4Front (subject to applicable law and rules of regulatory agencies) has the power to issue shares of preferred stock without further shareholder approval. One of the effects of the ability of the Company to issue preferred stock may be to enable the Board to render more difficult or discourage an attempt to obtain control of the Company. The Board would have the ability to issue shares of preferred stock with terms which would make a takeover substantially more expensive. In addition, any issuance of preferred stock could have the effect of diluting the earnings per share and book value per share of existing shares of common stock.

    INDEMNIFICATION.

    The 4Front Colorado Bylaws provide that a director or officer shall be indemnified by the Company to the fullest extent permitted by Colorado law. 4Front Delaware's Certificate of Incorporation and Bylaws provide that a director or officer shall be indemnified to the fullest extent permitted by Delaware law.

    LIMITATIONS ON CALLING SPECIAL MEETINGS.

    The 4Front Delaware Bylaws provide that a special meeting of shareholders may be called by the Board of Directors, the Chairman of the Board, the President or stockholders holding a majority of outstanding shares.

    The 4Front Colorado Bylaws permit a special meeting of shareholders to be called by the President, the Board of Directors, the holders of not less than one-tenth of all the shares entitled to vote at the meeting or the Company's legal counsel.

CERTAIN DIFFERENCES BETWEEN THE CORPORATION LAWS OF COLORADO AND DELAWARE

    In addition to the Delaware Business Combinations Statute, summarized below are certain differences between the CBCA and the DGCL which may affect the interests of shareholders. The summary does not purport to be a complete statement of the differences between the CBCA and the DGCL and related laws affecting shareholders' rights, and the summary is qualified in its entirety by reference to the provisions of these laws.

    VOTING GROUPS

    Under the CBCA, 4Front Colorado's shareholders are entitled to vote in voting groups in certain circumstances. A voting group consists of all the shares of a class or series that, under the Articles of Incorporation of 4Front Colorado or under the CBCA, are entitled to vote and be counted together collectively on a matter at a meeting of shareholders. If multiple voting groups are entitled to vote on a matter, favorable action on the matter is taken only when it is approved by each such voting group. Although the Common Stock is the only voting stock of 4Front Colorado, any other class or series of capital stock that may be issued by 4Front Colorado in the future is entitled to vote separately as a voting group under the CBCA in connection with certain amendments to the Articles of Incorporation and certain plans of merger and share exchange. See "--Amendments to "Certificate of Incorporation" and "--Vote Required for Merger and Certain Other Transactions."

    The DGCL has no equivalent provision for voting groups. Under the Certificate of Incorporation of 4Front Delaware, until such time as the Board may designated a series of Preferred Stock that has the right to vote together with the Common Stock of 4Front Delaware, such Common Stock will be the only class of voting stock of 4Front Delaware.

    AMENDMENTS TO CERTIFICATE OF INCORPORATION

    Under the CBCA, an amendment to the Articles of Incorporation of 4Front Colorado (with certain exceptions) must be proposed by the Board or the holders of shares representing at least ten percent of all of the votes entitled to be cast on the amendment, and must then be approved by the holders of a majority of all votes cast within each other voting group entitled to vote on the amendment.

    Under the CBCA, all of the holders of Common Stock of 4Front Colorado, and each holder of shares of an affected class or series of stock, voting in separate voting groups, are entitled to vote on any amendment of the Articles of Incorporation of 4Front Colorado that would (i) increase or decrease the aggregate number of authorized shares of the class or series; (ii) effect an exchange or reclassification of all or part of the shares of the class or series into shares of another class or series; (iii) effect an exchange or reclassification, or create the right of exchange, of all or part of the shares of another class or series into shares of the class or series; (iv) change the designation, preferences, limitations, or relative rights of all or part of the shares of the class or series; (v) change the shares of all or part of the class or series into a different number of shares of the same class; (vi) create a new class of shares having rights or preferences with respect to distributions or dissolution that are prior, superior or substantially equal to the shares of the class or series; (vii) increase the rights, preferences, or number of authorized shares of any class or series that, after giving effect to the amendment, have rights or preferences with respect to distributions or to dissolutions that are prior, superior, or substantially equal to the shares of the class or series;
(viii) limit or deny an existing preemptive right of all or part of the shares of the class or series; or (ix) cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on all or part of the shares of the class or series.

    Under the DGCL, amendments to the Certificate of Incorporation of 4Front Delaware must be adopted by the Board and must then be approved by the holders of a majority of the voting power of the outstanding shares of stock entitled to vote thereon. The DGCL requires the approval of a majority of the outstanding shares of a class of stock, voting as a separate class, for any amendment that increases or decreases the number of authorized shares of that class, changes the par value of that class or adversely affects the powers, preferences or special rights of that class.

    VOTE REQUIRED FOR MERGER AND CERTAIN OTHER TRANSACTIONS

    Under the CBCA a plan of merger or share exchange or a transaction involving the sale, lease, exchange or other disposition of all or substantially all of 4Front Colorado's property must be adopted by the Board and then approved by each voting group entitled to vote separately on such plan, share exchange or transaction by the holders of a majority of all the votes entitled to be cast on such plan, share exchange or transaction by that voting group. The CBCA requires separate voting by voting groups (i) on a plan of merger if the plan contains a provision that, if contained in an amendment to the Articles of Incorporation of 4Front Colorado, would require action by separate voting groups, and (ii) on a plan of share exchange by each class or series of shares included in the share exchange, with each class or series constituting a separate voting group.

    Under the DGCL, an agreement of merger or a sale, lease or exchange of all or substantially all of 4Front Delaware's assets must be approved by the Board and then adopted by the holders of a majority of the voting power of the outstanding shares of stock entitled to vote thereon.

    REMOVAL OF DIRECTORS

    Under the CBCA a director may be removed for cause only by the voting group of shareholders that elected such director. In addition, a director may be removed by the district court of the county in Colorado in which 4Front Colorado's principal or registered office is located, in a proceeding commenced either by 4Front Colorado or by shareholders holding at least ten percent of the outstanding shares of any class, if the court finds that the director engaged in fraudulent or dishonest conduct or gross abuse of authority or discretion with respect to 4Front Colorado.

    Generally, under the DGCL, directors may be removed with or without cause by the holders of a majority of the voting power of the outstanding shares of stock entitled to vote thereon.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS

    The CBCA and the DGCL contain generally similar provisions for the indemnification of directors and officers. The CBCA permits indemnification of a director in connection with conduct in an official capacity only if the director reasonably believed that his or her conduct was in the best interests of the corporation. The DGCL permits such indemnification if the director reasonably believed that such conduct was in or not opposed to the best interests of the corporation. The CBCA generally precludes indemnification if there is an adjudication of liability that the director obtained an improper personal benefit. The DGCL does not specifically deal with cases of improper personal benefit. Neither the CBCA nor the DGCL permits a corporation to indemnify directors against judgments in actions brought by or in the right of the corporation in which such director was adjudged liable to the corporation, and the DGCL extends such limitation to indemnification of officers. However, both the CBCA and the DGCL permit indemnification for reasonable expenses in such situations if the indemnification is ordered by a court. Both the CBCA and the DGCL permit the corporation to advance expenses upon an undertaking for their repayment if the person receiving the advance is not ultimately entitled to indemnification. The CBCA prohibits provisions in articles of incorporation, bylaws, or contracts that are inconsistent with the statutory provisions, while the DGCL specifies that the statutory provisions are not exclusive of other rights to indemnification or advancement of expenses that may be provided by bylaws, agreements, votes of shareholders or disinterested directors, or otherwise.

    DISSENTERS' RIGHTS

    Under the CBCA, a shareholder who complies with prescribed statutory procedures, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of (i) consummation of a plan of merger to which 4Front Colorado is a party, if approval by 4Front Colorado's shareholders is required for the merger or if 4Front Colorado were a subsidiary that was merged with its parent corporation, (ii) consummation of a plan of share exchange to which 4Front Colorado is party as the corporation whose shares will be acquired, (iii) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of 4Front Colorado's property if a shareholder vote is required for such disposition, and (iv) consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by 4Front Colorado if 4Front Colorado's shareholders are entitled to vote on whether 4Front Colorado will consent to the disposition. A shareholder, however, is generally not entitled to dissenters' rights if a company's stock trades on a national securities exchange or on the Nasdaq Stock Market's National Market System.

    Generally, shareholders of a Delaware corporation who object to certain mergers or consolidations of the corporation are entitled to appraisal rights, requiring the surviving corporation to pay the fair value of the dissenting shares. There are, however, no statutory rights of appraisal with respect to shareholders of a Delaware corporation whose shares of stock are either (i) listed on a national securities exchange or (ii) held of record by more than 2,000 shareholders. In addition, no appraisal rights shall be available for any shares of stock of a surviving corporation in a merger if the merger did not require the approval of the shareholders of such corporation. Further, the DGCL does not provide appraisal rights to shareholders who dissent from the sale of all or substantially all of the corporation's assets unless the certificate of incorporation provides otherwise. The Certificate of Incorporation of 4Front Delaware does not provide for appraisal rights upon the sale of all or substantially all of the assets of 4Front Delaware.

    DIVIDENDS

    Under the CBCA, a dividend may be paid on 4Front Colorado's Common Stock unless, after payment of the dividend, (i) 4Front Colorado would not be able to pay its debt as they become due in the usual course of business or (ii) 4Front Colorado's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if 4Front Colorado were dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those holders receiving the dividend.

    Under the DGCL, a dividend may be paid on 4Front Delaware's Common Stock out of either surplus (defined as the excess of net assets over capital) or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year. Dividends may not be paid on such stock out of surplus if the capital of 4Front Delaware's is less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets.

    STOCK REPURCHASES

    Under the CBCA, 4Front Colorado may purchase, redeem or otherwise acquire its own shares, unless after giving effect thereto, (i) 4Front Colorado would not be able to pay its debts as they become due in the usual course of business or (ii) 4Front Colorado's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if 4Front Colorado were dissolved, to satisfy the preferential rights of shareholders whose preferential rights are superior to those holders whose shares are to be acquired.

    Under the DGCL, 4Front Delaware may purchase, redeem or otherwise acquire its own shares. However, 4Front Delaware may not (i) purchase or redeem its own shares of capital stock for cash or other property when the capital of the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation, except that a corporation may purchase or redeem out of capital any of its own shares which are entitled upon any distribution of its assets, whether by dividend or in liquidation, to a preference over another class or series of its stock, if such shares will be retired upon their acquisition and the capital of the corporation reduced; or
(ii) purchase, for more than the price at which they may then be redeemed, any of its shares which are redeemable at the option of the corporation.

    RELATED PARTY TRANSACTIONS

    Under the CBCA, no contract or transaction between 4Front Colorado and one or more of its directors or officers, or between 4Front Colorado and any other corporation, partnership, association, or other organization in which one or more of 4Front Colorado's directors or officers are directors or officers, or have a financial interest, is void or voidable solely for that reason, or solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because such director's votes are counted for that purpose, if: (i) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors constitute less than a quorum; (ii) the material facts as to such director's relationship or interest and as to the contract or transaction are disclosed or are known to the shareholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the shareholders; or (iii) the contract or transaction is fair to the corporation.

    In addition, under the CBCA, the Board or a committee thereof may not authorize a loan by 4Front Colorado to a 4Front Colorado director or to an entity in which a 4Front Colorado director is a director or officer or has a financial interest, or a guaranty by 4Front Colorado of an obligation of a 4Front Colorado director or of an obligation of an entity in which a 4Front Colorado director is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the holders of the Common Stock of 4Front Colorado.

    The DGCL contains provisions regarding transactions with directors that are substantially similar to those of the CBCA. In addition, the DGCL provides that 4Front Delaware may loan money to, or guaranty any obligation incurred by, its officers (including those who are also directors) if, in the judgment of the Board, such loan or guarantee may reasonably be expected to benefit 4Front Delaware.

    CORPORATE RECORDS; SHAREHOLDERS INSPECTION

    Under the CBCA, a shareholder is entitled to inspect and copy, during regular business hours at 4Front Colorado's principal office, its Articles of Incorporation, the Bylaws, minute of all shareholders' meeting and records of all action taken by shareholders without a meeting for the past three years, all written communications within the past three years to shareholders as a group, a list of the names and business addresses of current directors and officers, a copy of the most recent corporate report delivered to the Colorado Secretary of State, and certain financial statements of 4Front Colorado prepared for periods ending during the last three years. In addition, a shareholder who (i) has been a 4Front Colorado shareholder for at least three months or who is a holder of at least five percent of all the outstanding shares of any class of 4Front Colorado's shares, (ii) makes a demand in good faith and for a purpose reasonably related to the shareholder's interest as a shareholder, (iii) describes with reasonable particularity the purpose and the records the shareholder desires to inspect, and (iv) requests records that are directly connected with the described purpose, is entitled to inspect and copy: excerpts from minutes or records of any Board meeting or action, excerpts from minutes or records of any shareholders' meeting or action, excerpts of records of any action of a Board committee, waivers of notices of any shareholder, Board or committee meeting, accounting records of the corporation, and records of the names and addresses of shareholders.

    Under the DGCL, any shareholder of 4Front Delaware, in person or by attorney or other agent, may, during the usual hours for business, inspect for any proper purpose, the corporation's stock ledger, a list of its stockholders, and its other books and records, and to make copies or extracts therefrom.

FEDERAL TAX CONSEQUENCES

    Fulbright & Jaworski L.L.P., counsel to the Company, has rendered an opinion to the Company to the effect that the merger which will take place in connection with the Reincorporation should, under current law, constitute a tax-free reorganization under Section 368 of the Code. In rendering such opinion, such counsel has relied upon representations contained in certificates of the Company. No ruling has been or is expected to be requested from the Internal Revenue Service ("IRS") as to the tax consequences of such merger. Since no ruling has been obtained, no assurance can be given that the IRS will agree with the conclusions of counsel or that a challenge by the IRS, if made, will not be successful.

    Assuming that the Reincorporation constitutes a tax-free reorganization, the federal income tax consequences to the Company and its shareholders are as follows. No gain or loss will be recognized to 4Front Colorado or 4Front Delaware as a result of this transaction. No gain or loss will be recognized to shareholders who exchange their 4Front Colorado shares solely for 4Front Delaware shares. Shareholders will have the same tax basis in the shares of 4Front Delaware received in this transaction as the basis in the shares of 4Front Colorado exchanged therefor, and the holding period of the shares of 4Front Delaware will include the period during which the shares of 4Front Colorado, were held, provided such shares of 4Front Delaware were held as capital assets on the effective date of the Reincorporation.

    The foregoing summary of federal income tax consequence is included for general information only and does not address the federal income tax consequences to all holders, including those who acquired shares of common stock pursuant to the exercise of employee stock options or otherwise as compensation and corporations subject to the alternative minimum tax. In view of the individual nature of tax consequences, holders are urged to consult their own tax advisors as to the specific tax consequences of the transaction, including the application and effect of state, local and foreign income and other tax laws.

AMENDMENT

    The Reincorporation Agreement may be amended, modified or supplemented prior to the effective time of the Reincorporation upon the approval of the Board of Directors of 4Front Colorado and 4Front Delaware. However, no amendment, modification or supplement may be made after the adoption of the Reincorporation Agreement by the shareholders of 4Front Colorado which changes the Reincorporation Agreement in a way which, in the judgment of the Board of Directors of 4Front Colorado, would have a material adverse effect on the shareholders of 4Front Colorado, unless such amendment, modification or supplement is approved by such shareholders.

TERMINATION

    The Reincorporation Agreement provides that the Board of Directors of 4Front Colorado may terminate the Reincorporation Agreement and abandon the merger contemplated thereby at any time prior to its effective time, whether before or after approval by the shareholders of 4Front Colorado, if (i) the Reincorporation shall not have received the requisite approval of the shareholders of 4Front Colorado or (ii) an action, suit or proceeding shall have been commenced which, in the opinion of the Board of Directors of 4Front Colorado would, among other things, materially impair consummation of the Merger.

    The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Abstentions and broker non-votes with respect to this matter will be treated as neither a vote "for" nor a vote "against" the matter, although they will be counted in determining if a quorum is present.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 2 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

    PROPOSAL 3--APPROVAL OF THE 4FRONT SOFTWARE INTERNATIONAL, INC. 1996 EQUITY INCENTIVE PLAN

    On May 20, 1996, the Board of Directors of the Company adopted, subject to shareholder approval at the Company's 1995 Annual Meeting of Shareholders, the 4Front Software International, Inc. 1996 Equity Incentive Plan (the "Plan").

    The Company's Board of Directors believes that the Plan will enhance the Company's ability to attract, motivate and retain key personnel and will thereby serve the best interests of the Company and its shareholders.

    The following summary describes the principal features of the Plan and is qualified in its entirety by reference to the text of the Plan, which is attached hereto as Exhibit D.

GENERAL

    The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its subsidiaries and affiliates, by offering them an opportunity to participate in the Company's future performance through awards of stock options. Under the Plan, stock options ("Plan Options") may be granted to certain directors, officers, employees, consultants, independent contractors and advisors of the Company or its subsidiaries or affiliates. By encouraging stock ownership, the Company seeks to attract, retain and motivate such persons and to encourage such employees and persons to devote their best efforts to the business and financial success of the Company. The Company also believes that stock incentive programs, such as the Plan, are commonly employed by companies as an important element of a total compensation program.

    Subject to adjustment in certain circumstances as discussed below, the Plan authorizes up to 400,000 shares of Common Stock for issuance pursuant to Plan Options granted under the terms of the Plan. Of such amount, up to 20,000 shares may be issued to non-employee directors. If and to the extent Plan Options expire or are terminated for any reason without being exercised, the shares of Common Stock subject to such Plan Options again will be available for purposes of the Plan.

ADMINISTRATION OF THE PLAN

    The Plan will be administered by the Compensation Committee of the Board ("the Committee"). The Committee will have the sole discretion, subject to certain limitations, to interpret the Plan; to select Plan Participants; to determine the type, size, terms and conditions of awards under the Plan; to authorize the grant of such awards; and to adopt, amend and rescind rules relating to the Plan. While the Committee will have full power to implement and carry out the Plan, grants of Plan Options to directors must be carried out in accordance with the terms of the Plan, as discussed below. All determinations of the Committee will be conclusive. All expenses of administering the Plan will be borne by the Company.

GRANTS

    Grants under the Plan may consist of: (i) options intended to qualify as incentive stock options ("ISOs") within the meaning of the Code, (ii) so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs"), or
(iii) a combination thereof.

ELIGIBILITY

    Employees, officers, consultants, and certain directors and advisors of the Company and its subsidiaries and affiliates whom the Board deems to have contributed significantly to the Company or who have the potential to contribute to the future success of the Company will be eligible to receive any of the different types of awards under the Plan. Directors who are not employees of the Company, consultants and advisors will be entitled to receive only NQSOs under the Plan.

OPTIONS--NON-DIRECTOR PARTICIPANTS

    The Plan permits the Committee to grant Plan Options either as ISOs or as NQSOs, and allows the Committee to establish, as to any participant, the number of Plan Options, exercise price, exercise term (subject to a maximum of ten years), and other terms and conditions. Subject to the foregoing, the option exercise price for each share covered by a Plan Option may not be less than 85% of the fair market value of a share of Common Stock on the date of grant of such Plan Option; however, in the case of an ISO, the price shall be no less than 100% of the fair market value of a share of Common Stock at the time such option is granted; and in the case of an ISO granted to a ten percent shareholder, the exercise price will be no less than 110% of the fair market value of the Common Stock on the date of grant. The recipient may pay the exercise price by (i) cancellation of indebtedness of the Company to the participant; (ii) by surrender of shares of the Company's Common Stock that have been owned by the participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act, or were obtained by the Participant in the public market and are clear of all liens, claims, encumbrances and security interests; (iii) by waiver of compensation due to the participant for services rendered; (iv) provided a public market exists for the Company's stock, through a same day sale of the shares acquired upon exercise of a Plan Option, subject to applicable securities laws; and (v) by any combination of the foregoing.

AMENDMENT AND TERMINATION OF THE PLAN

    The Committee may amend or terminate the Plan at any time; provided, however, that the Board may not, without the approval of shareholders, amend the Plan in any manner that requires such shareholder approval pursuant to the Code or pursuant to the Exchange Act or Rule 16b-3 thereunder, and the terms and conditions of any awards to directors shall not be amended more than once every six months, other than to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended. According to its terms, the Plan will terminate 10 years from the effective date.

ADJUSTMENT PROVISIONS

    In the event of a stock split, stock dividend, combination or exchange of shares, merger, consolidation, reorganization, recapitalization or similar transaction, an appropriate adjustment shall be made to the number of shares of Common Stock (and the exercise price per share) subject to the unexercised portion of any outstanding Plan Option; provided, however, that in the event of a merger, consolidation, liquidation or sale of the Company in a transaction in which the Company is not to be the surviving entity, the Board has the right to accelerate vesting of all options so that they become exercisable within the 30-day period preceding the merger, consolidation, liquidation or sale.

TAX IMPLICATIONS

    An optionee will not realize taxable income upon the grant of an option. In general, the holder of an NQSO (within the meaning of Section 422 of the Code) will realize ordinary income when the option is exercised equal to the excess of the value of the stock over the exercise price (I.E., the option spread), and the Company receives a corresponding deduction, subject to the executive compensation deduction limitations of Section 162(m) of the Code. (If the optionee is subject to the six-month restrictions on sale of Common Stock under
Section 16(b) of the Exchange Act, the optionee generally will recognize ordinary income on the date the restrictions lapse, unless an early income recognition election is made.) Upon a later sale of the stock, the optionee will realize capital gain or loss equal to the difference between the selling price and the value of the stock at the time the option was exercised.

    The holder of an ISO will not realize taxable income upon the exercise of the option (although the option spread is an item of tax preference income potentially subject to the alternative minimum tax). If the stock acquired upon exercise of the ISO is sold or otherwise disposed of within two years from the option grant date or within one year from the exercise date, then, in general, gain realized on the sale is treated as ordinary income to the extent of the option spread at the exercise date, and the Company receives a corresponding deduction, subject to the executive compensation deduction limitations of
Section 162(m) of the Code. Any remaining gain is treated as capital gain. If the stock is held for at least two years from the grant date and one year from the exercise date, then gain or loss realized upon the sale will be capital gain or loss and the Company will not be entitled to a deduction. A special basis adjustment is applied to reduce the gain for alternative minimum tax purposes.

    It is possible that all or a portion of the compensation realized under the Plan by certain executive officers will not be deductible by the Company by reason of the executive compensation deduction limitations of Section 162(m) of the Code. Accordingly, although the Company expects that the Committee will take into consideration the non-deductibility of compensation attributable to a particular award under the Plan, no assurance can be given that all or part of any such compensation will be deductible by the Company.

    It is not possible to determine who may be selected to receive all the Plan Options or the number of Plan Options that may be granted to any individual. Such selections and determinations shall be made by the Committee. Information concerning certain stock options granted in fiscal 1996 and Plan Options granted, subject to shareholder approval of the Plan, is set forth below in the table:

                      STOCK OPTIONS GRANTED IN FISCAL 1996
                                AND FISCAL 1997

                                                                                           EXERCISE
                                                                                             PRICE
                                                                                           PER STOCK     NUMBER OF
NAME AND POSITION                                                                           OPTION        OPTIONS
---------------------------------------------------------------------------------------  -------------  -----------
Anil Doshi
  Chairman of the Board and
  Chief Executive Officer..............................................................       5.00(1)      120,000
Mark Ellis
  President and Chief Operating Officer................................................       5.00(1)      120,000
Kenneth Newell
  Chief Executive 4Front Group.........................................................       5.00(1)      109,300
Terrence Burt
  Managing Director--Systems
  Integration Development..............................................................       5.00(1)       98,050
Peter Wellings
  Former Managing Director--Network
  Computing............................................................................       --            --
Mark McVeigh
  General Manager--Hardware Maintenance
  and Support..........................................................................       5.00(1)       20,000
                                                                                              5.75(2)        5,000
Executive Group........................................................................       5.00(1)      467,350
                                                                                              5.75(2)        5,000
Non-Executive Director Group...........................................................       5.75(2)       10,000
Non-Executive Officer Employee Group...................................................       5.00(1)      206,363
                                                                                              5.75(2)      113,000

------------------------

(1) Represents options granted in fiscal 1996.

(2) Represents Plan Options granted, subject to shareholder approval, in fiscal 1997.

VOTE REQUIRED

    The affirmative vote of holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote, present or represented at the meeting, a quorum being present, is required for the adoption of this proposal. Broker non-votes with respect to this matter will be treated as neither a vote "for" or a vote "against" the matter, although they will be counted in determining if a quorum is present. However, abstentions will be considered in determining the number of votes required to attain a majority of the shares present or represented at the meeting and entitled to vote. Accordingly, an abstention from voting by a shareholder present in person or by proxy at the meeting has the same legal effect as a vote "against" the matter because it represents a share present or represented at the meeting and entitled to vote, thereby increasing the number of affirmative votes required to approve this proposal.

    THE BOARD OF DIRECTORS DEEMS PROPOSAL NO. 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                     RELATIONSHIP WITH INDEPENDENT AUDITORS

    KPMG have been the independent auditors for the Company since December 1995, and will serve in that capacity for the 1997 fiscal year. A representative of KPMG will be present at the Annual Meeting and will have an opportunity to make a statement if he desires to do so, and will respond to appropriate questions from shareholders.

                             SHAREHOLDER PROPOSALS

    All shareholder proposals which are intended to be presented at the 1997 Annual Meeting of Shareholders of the Company must be received by the Company no later than April 1, 1997 for inclusion in the Board of Directors' proxy statement and form of proxy relating to that meeting.

                                 OTHER BUSINESS

    The Board of Directors knows of no other business to be acted upon at the Annual Meeting. However, if any other business properly comes before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote on such matters in accordance with their best judgment.

    The prompt return of your proxy will be appreciated and helpful in obtaining the necessary vote. Therefore, whether or not you expect to attend the Annual Meeting, please sign the proxy and return it in the enclosed envelope.

                                          By Order of the Board of Directors
                                          Craig Kleinman
                                          SECRETARY

Dated: December 23, 1996

                                                                       EXHIBIT A

                          AGREEMENT AND PLAN OF MERGER

    THIS AGREEMENT AND PLAN OF MERGER ("Merger Agreement") is entered into by and between 4Front Software International, Inc., a Colorado corporation ("4Front-Colorado"), and 4Front Software International, Inc., a Delaware corporation ("4Front-Delaware").

                              W I T N E S S E T H:

    WHEREAS, 4Front-Colorado is a corporation duly organized and existing under the laws of the State of Colorado;

    WHEREAS, 4Front-Delaware is a corporation duly organized and existing under the laws of the State of Delaware;

    WHEREAS, on the date of this Merger Agreement, 4Front-Colorado's authorized capital consists of 30,000,000 shares of Common Stock, no par value, (the
"4Front-Colorado Common Stock"), of which [   ] shares are issued and
outstanding;

    WHEREAS, on the date of this Merger Agreement, 4Front-Delaware's authorized capital consists of 35,000,000 shares of stock, consisting of 30,000,000 shares of Common Stock, par value $.001 per share (the "4Front-Delaware Common Stock"), of which 100 shares are issued and outstanding and owned by 4Front-Colorado, and 5,000,000 shares of preferred stock, par value $.001 per share, none of which shares are issued and outstanding;

    WHEREAS, the respective Boards of Directors of 4Front-Colorado and 4Front-Delaware have determined that it is advisable and in the best interests of each such corporation that 4Front-Colorado merge with and into 4Front-Delaware upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of 4Front-Colorado in the State of Delaware;

    WHEREAS, the respective Boards of Directors of 4Front-Colorado and 4Front-Delaware have approved and adopted this Merger Agreement; 4Front-Colorado has adopted this Merger Agreement as the sole stockholder of 4Front-Delaware and the Board of Directors of 4Front-Colorado has directed that this Merger Agreement be submitted to a vote of its shareholders; and

    WHEREAS, the parties intend by this Merger Agreement to effect a reorganization under Section 368 of the Internal Revenue Code of 1986, as amended.

    NOW, THEREFORE, in consideration of the promises and the mutual covenants and agreements herein contained, the parties hereto agree, subject to the terms and conditions set forth herein, as follows:

    1. MERGER. At the Effective Time (as defined herein), 4Front-Colorado shall be merged with and into 4Front-Delaware (the "Merger"). 4Front-Delaware shall be the surviving corporation of the Merger (hereinafter sometimes referred to as the "Surviving Corporation"), and the separate corporate existence of 4Front-Colorado shall cease. The Merger shall become effective upon the filing of a Certificate of Merger with the Secretary of State of the State of Delaware. The date and time when the Merger shall become effective is herein referred to as the "Effective Time."

    2.  GOVERNING DOCUMENTS.

        a. The Certificate of Incorporation of 4Front-Delaware as it may be amended or restated subject to applicable law, and as in effect immediately prior to the Effective Time, shall constitute the Certificate of Incorporation of the Surviving Corporation without further change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

        b. The Bylaws of 4Front-Delaware as in effect immediately prior to the Effective Time shall constitute the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable law.

    3. OFFICERS AND DIRECTORS. The persons who are officers and directors of 4Front-Colorado immediately prior to the Effective Time shall, after the Effective Time, be the officers and directors of the Surviving Corporation, without change until their successors have been duly elected or appointed and qualified or until their earlier death, resignation or removal in accordance with the Surviving Corporation's Certificate of Incorporation and Bylaws and applicable law.

    4. NAME. The name of the Surviving Corporation shall continue to be 4Front Software International, Inc.

    5. SUCCESSION. At the Effective Time, the separate corporate existence of 4Front-Colorado shall cease, and the Surviving Corporation shall possess all the rights, privileges, powers and franchises of a public or private nature and be subject to all the restrictions, disabilities and duties of 4Front-Colorado; and all the rights, privileges, powers and franchises of 4Front-Colorado; and all property, real, personal and mixed, and all debts due to 4Front-Colorado on whatever account, as well for share subscriptions and all other things in action, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectively the property of the Surviving Corporation as the same were of 4Front-Colorado, and the title to any real estate vested by deed or otherwise shall not revert or be in any way impaired by reason of the Merger, but all rights of creditor and liens upon any property of 4Front-Colorado shall be preserved unimpaired, and all debts, liabilities and duties of 4Front-Colorado shall thenceforth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it; provided, however, that such liens upon property of 4Front-Colorado will be limited to the property affected thereby immediately prior to the Merger. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of 4Front-Colorado, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Surviving Corporation, its shareholders, Board of Directors and committees thereof, respectively, and shall be as effective and binding thereon as the same were with respect to 4Front-Colorado.

    6. CONVERSION OF SHARES. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof:

        a. Each share of 4Front-Colorado Common Stock outstanding immediately prior to the Effective Time shall be converted into, and shall become, one fully paid and nonassessable share of 4Front-Delaware Common Stock.

        b. The 100 shares of 4Front-Delaware Common Stock issued and outstanding in the name of 4Front-Colorado shall be canceled and retired, and no payment shall be made with respect thereto, and such shares shall resume the status of authorized and unissued shares of 4Front-Delaware Common Stock.

    7. STOCK CERTIFICATES. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented shares of 4Front-Colorado Common Stock shall be deemed for all purposes to evidence ownership of, and to represent shares of 4Front-Delaware Common Stock into which the shares of 4Front-Colorado Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of 4Front-Colorado or its transfer agent of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Surviving Corporation or its transfer agent, have and be entitled to exercise any voting or other rights with respect to and to receive any dividends and other distributions upon the shares of 4Front-Delaware Common Stock evidenced by such outstanding certificate as above provided. Nothing contained herein shall be deemed to require the holder of any shares of 4Front-Colorado Common Stock to surrender the certificate or certificates representing such shares in exchange for a certificate or certificates representing shares of 4Front-Delaware Common Stock.

    8. OPTIONS. Each right in or to, or option to purchase, shares of 4Front-Colorado Common Stock granted under 4Front-Colorado's 1996 Equity Incentive Plan (the "Plan") and otherwise, which is outstanding immediately prior to the Effective Time, shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become a right in or to, or an option to purchase at the same option price per share, the same number of shares of 4Front- Delaware Common Stock, upon the same terms and subject to the same conditions as set forth in the Plan or otherwise as in effect at the Effective Time. The same number of shares of 4Front-Delaware Common Stock shall be reserved for purposes of the outstanding options as is equal to the number of shares of 4Front-Colorado Common Stock so reserved as of the Effective Time. As of the Effective Time, the Surviving Corporation hereby assumes the Plan and all obligations of 4Front-Colorado under the Plan including the outstanding rights or options or portions thereof granted pursuant to the Plan and otherwise.

    9. OTHER EMPLOYEE BENEFIT PLANS. As of the Effective Time, the Surviving Corporation hereby assumes all obligations of 4Front-Colorado under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

    10. CONDITIONS. The consummation of the Merger is subject to satisfaction of the following conditions prior to the Effective Time:

        a. The Merger shall have received the requisite approval of the holders of 4Front-Colorado Common Stock and all necessary action shall have been taken to authorize the execution, delivery and performance of the Merger Agreement by 4Front-Colorado and 4Front-Delaware.

        b. All approvals and consents necessary or desirable, if any, in connection with the consummation of the Merger shall have been obtained.

        c. No suit, action, proceeding or other litigation shall have been commenced or threatened to be commenced which, in the opinion of 4Front-Colorado or 4Front-Delaware, would pose a material restriction on or impair consummation of the Merger, performance of this Merger Agreement or the conduct of the business of 4Front-Delaware after the Effective Time, or create a risk of subjecting 4Front- Colorado or 4Front-Delaware,or their respective shareholders, officers or directors, to material damages, costs, liability or other relief in connection with the Merger or this Merger Agreement.

        d. The shares of 4Front-Delaware Common Stock to be issued or reserved for issuance shall,if required, have been approved for listing on the Nasdaq National Market upon official notice of issuance.

    11. GOVERNING LAW. This Merger Agreement shall be governed by and construed in accordance with the laws of the State of Colorado applicable to contracts entered into and to be performed wholly within the State of Colorado, except to the extent that the laws of the State of Delaware are mandatorily applicable to the Merger.

    12. AMENDMENT. Subject to applicable law and subject to the rights of 4Front-Colorado's shareholders to approve any amendment which would have a material adverse effect on such shareholders, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

    13. DEFERRAL OR ABANDONMENT. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned or the time of consummation of the Merger may be deferred for a reasonable time by the Board of Directors of either 4Front-Colorado or 4Front-Delaware or both, notwithstanding approval of this Merger Agreement by the shareholders of 4Front-Colorado or the stockholders of 4Front-Delaware, or both, if circumstances arise which, in the opinion of the Board of Directors of 4Front-Colorado or 4Front-Delaware, make the Merger inadvisable or such deferral of the time of consummation thereof advisable.

    14. COUNTERPARTS. This Merger Agreement may be executed in any number of counterparts each of which when taken alone shall constitute an original instrument and when taken together shall constitute one and the same Agreement.

    15. FURTHER ASSURANCES. From time to time, as and when required or requested by either 4Front-Colorado or 4Front-Delaware, as applicable, or by its respective successors and assigns, there shall be executed and delivered on behalf of the other corporation, or by its respective successors and assigns, such deeds, assignments and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Surviving Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchise and authority of 4Front-Colorado and otherwise to carry out the purposes of the Merger Agreement, and the officers and directors of each corporation are fully authorized in the name and on behalf of such corporation or otherwise, to take any and all such action and to execute and deliver any and all such deeds, assignments and other instruments.

    IN WITNESS WHEREOF, 4Front-Colorado and 4Front-Delaware have caused this Merger Agreement to be signed by their respective duly authorized officers and
delivered this       day of February, 1997.

                                                   4FRONT SOFTWARE INTERNATIONAL, INC.
                                                   a Colorado corporation
                                                   By:
                                                              Title:

ATTEST:
By:
                         Secretary

                                                   4FRONT SOFTWARE INTERNATIONAL, INC.
                                                   a Delaware corporation
                                                   By:
                                                              Title:

ATTEST:
By:
                         Secretary

                                                                       EXHIBIT B

                          CERTIFICATE OF INCORPORATION
                                       OF
                      4FRONT SOFTWARE INTERNATIONAL, INC.
                             ---------------------

                            Under Section 102 of the
                            General Corporation Law
                            ------------------------

    The undersigned, for the purpose of forming a corporation pursuant to the provisions of the General Corporation Law of the State of Delaware, does hereby certify as follows:

        FIRST: The name of the Corporation is 4Front Software International,
    Inc.

        SECOND: The address of the registered office of the Corporation in the State of Delaware shall be at Corporation Trust Center, 1209 Orange Street, City of Wilmington, County of New Castle and the name of its registered agent at such address shall be The Corporation Trust Company.

        THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which a corporation may be organized under the General Corporation Law of Delaware as set forth in Title 8 of the Delaware Code 1953, as amended (the "GCL").

        FOURTH: The total number of shares of all classes of stock which the Corporation has authority to issue is thirty five million (35,000,000) shares, consisting of thirty million (30,000,000) shares of Common Stock, par value $.001 per share (the "Common Stock"), and five million (5,000,000) shares of Preferred Stock, par value $.001 per share, which shall have such designations as may be authorized by the Board of Directors from time to time (the "Preferred Stock"). The Board of Directors is hereby authorized, subject to the provisions contained in this Article IV, to issue the Preferred Stock from time to time in one or more series, which Preferred Stock shall rank senior to the Common Stock as to dividends and distribution of assets of the Corporation on dissolution, as hereinafter provided, and shall have such distinctive designations as may be stated in the resolution or resolutions providing for the issuance of shares of a particular series of Preferred Stock. In such resolution or resolutions providing for the issuance of shares of a particular series of Preferred Stock, the Board of Directors is hereby expressly authorized and empowered to fix the number of shares constituting such series and to fix the relative rights and preferences of the shares of the series so established to the full extent allowable by law except insofar as such rights and preferences are fixed herein. Such authorization in the Board of Directors shall expressly include the authority to fix and determine the relative rights and preferences of such shares in all respects including, without limitation, the following:

           1.  the rate of dividend;

           2. whether shares can be redeemed or called and, if so, the redemption or call price and terms and conditions of redemption or call;

           3. the amount payable upon shares in the event of dissolution, voluntary and involuntary liquidation or winding up of the affairs of the Corporation;

           4. purchase, retirement or sinking fund provisions, if any, for the call, redemption or purchase of shares;

           5. the terms and conditions, if any, on which shares may be converted into Common Stock or any other securities;

           6. whether or not shares have voting rights, and the extent of such voting rights, if any; and

           7. whether shares shall be cumulative, non-cumulative, or partially cumulative as to dividends and the date from which any cumulative dividends are to accumulate.

        FIFTH: The name and mailing address of the incorporator is Gregg J. Berman, Esq., c/o Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103-3198.

        SIXTH: The Corporation is to have perpetual existence.

        SEVENTH: In furtherance and not in limitation of the powers conferred by statute, the board of directors is expressly authorized to make, alter or repeal the by-laws of the Corporation.

        EIGHTH: Meetings of stockholders may be held within or without the State of Delaware, as the by-laws may provide. The books of the Corporation may be kept (subject to any provision of the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the board of directors or in the by-laws of the Corporation. Election of directors need not be by written ballot unless the by-laws of the Corporation shall so provide.

        NINTH: Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under the provisions of Section 291 of the GCL or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under the provisions of Section 279 of the GCL, order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

        TENTH: The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or thereafter prescribed by statute, and all rights conferred on the stockholders herein are granted subject to this reservation.

        ELEVENTH: A director of this Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for the breach of any fiduciary duty as a director, except (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the GCL, as the same exists or hereafter may be amended, or (iv) for any transaction from which the director derived an improper personal benefit. If the GCL is amended after the date of incorporation of the Corporation to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the GCL, as so amended.

    Any repeal or modification of the foregoing paragraph by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation on the personal liability of a director of the Corporation existing at the time of such repeal or modification.

    I, THE UNDERSIGNED, being the sole incorporator as named above, for the purpose of forming a corporation pursuant to the GCL, make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 15th day of November, 1996.

                                                            /s/ GREGG J. BERMAN
                                               --------------------------------------------
                                               Gregg J. Berman, Esq.
                                               c/o Fulbright & Jaworski L.L.P.
                                               666 Fifth Avenue
                                               New York, New York 10103-3198

                                                                       EXHIBIT C

                                     BYLAWS
                                       OF
                      4FRONT SOFTWARE INTERNATIONAL, INC.
                                   ARTICLE I
                                    OFFICES

    SECTION 1.01. REGISTERED OFFICE. The registered office of the corporation in the State of Delaware shall be in the City of Wilmington, County of New Castle, and the name of its registered agent shall be The Corporation Trust Company.

    SECTION 1.02. OTHER OFFICES. The corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or the business of the corporation may require.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

    SECTION 2.01. PLACE OF MEETING. All meetings of stockholders for the election of directors shall be held at such place, either within or without the State of Delaware, as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

    SECTION 2.02. ANNUAL MEETING. The annual meeting of stockholders shall be held at such date and time as shall be designated from time to time by the Board of Directors and stated in the notice of the meeting.

    SECTION 2.03. VOTING LIST. The officer who has charge of the stock ledger of the corporation shall prepare and make, at least 10 days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice, or if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

    SECTION 2.04. SPECIAL MEETING. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the Certificate of Incorporation, may be called by the Chairman of the Board or by the President of the corporation or by the Board of Directors or by written order of a majority of the directors and shall be called by the President or the Secretary at the request in writing of stockholders owning a majority in amount of the entire capital stock of the corporation issued and outstanding and entitled to vote. Such request shall state the purposes of the proposed meeting. The Chairman of the Board or the President of the corporation or directors so calling, or the stockholders so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

    SECTION 2.05. NOTICE OF MEETING. Written notice of the annual, and each special meeting of stockholders, stating the time, place, and purpose or purposes thereof, shall be given to each stockholder entitled to vote thereat, not less than 10 nor more than 60 days before the meeting.

    SECTION 2.06. QUORUM. The holders of a majority of the shares of the corporation's capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at any meeting of stockholders for the transaction of business, except as otherwise provided by statute or by the Certificate of Incorporation. Notwithstanding the other provisions of the

Certificate of Incorporation or these bylaws, the holders of a majority of the shares of the corporation's capital stock entitled to vote thereat, present in person or represented by proxy, whether or not a quorum is present, shall have power to adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present or represented. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. At such adjourned meeting at which a quorum shall be present or represented, any business may be transacted which might have been transacted at the meeting as originally notified.

    SECTION 2.07. VOTING. When a quorum is present at any meeting of the stockholders, the vote of the holders of a majority of the shares of the corporation's capital stock having voting power present in person or represented by proxy shall decide any question brought before such meeting, unless the question is one upon which, by express provision of the statutes, of the Certificate of Incorporation or of these bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question. Every stockholder having the right to vote shall be entitled to vote in person, or by proxy appointed by an instrument in writing subscribed by such stockholder, bearing a date not more than three years prior to voting, unless such instrument provides for a longer period, and filed with the Secretary of the corporation before, or at the time of, the meeting. If such instrument shall designate two or more persons to act as proxies, unless such instrument shall provide the contrary, a majority of such persons present at any meeting at which their powers thereunder are to be exercised shall have and may exercise all the powers of voting or giving consents thereby conferred, or if only one be present, then such powers may be exercised by that one; or, if an even number attend and a majority do not agree on any particular issue, each proxy so attending shall be entitled to exercise such powers in respect of the same portion of the shares as he is of the proxies representing such shares.

    SECTION 2.08. CONSENT OF STOCKHOLDERS. Whenever the vote of stockholders at a meeting thereof is required or permitted to be taken for or in connection with any corporate action by any provision of the statutes, the meeting and vote of stockholders may be dispensed with if all the stockholders who would have been entitled to vote upon the action if such meeting were held shall consent in writing to such corporate action being taken; or on the written consent of the holders of shares of the corporation's capital stock having not less than the minimum percentage of the vote required by statute for the proposed corporate action, and provided that prompt notice must be given to all stockholders of the taking of corporate action without a meeting and by less than unanimous written consent.

    SECTION 2.09. VOTING OF STOCK OF CERTAIN HOLDERS. Shares of the corporation's capital stock standing in the name of another corporation, domestic or foreign, may be voted by such officer, agent, or proxy as the bylaws of such corporation may prescribe, or in the absence of such provision, as the Board of Directors of such corporation may determine. Shares standing in the name of a deceased person may be voted by the executor or administrator of such deceased person, either in person or by proxy. Shares standing in the name of a guardian, conservator, or trustee may be voted by such fiduciary, either in person or by proxy, but no such fiduciary shall be entitled to vote shares held in such fiduciary capacity without a transfer of such shares into the name of such fiduciary. Shares standing in the name of a receiver may be voted by such receiver. A stockholder whose shares are pledged shall be entitled to vote such shares, unless in the transfer by the pledgor on the books of the corporation, he has expressly empowered the pledgee to vote thereon, in which case only the pledgee, or his proxy, may represent the stock and vote thereon.

    SECTION 2.10. TREASURY STOCK. The corporation shall not vote, directly or indirectly, shares of its own capital stock owned by it; and such shares shall not be counted in determining the total number of outstanding shares of the corporation's capital stock.

    SECTION 2.11. FIXING RECORD DATE. The Board of Directors may fix in advance a date, which shall not be more than 60 days nor less than 10 days preceding the date of any meeting of stockholders, nor more than 60 days preceding the date for payment of any dividend or distribution, or the date for the allotment of rights, or the date when any change, or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining a consent, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting and any adjournment thereof, or entitled to receive payment of any such dividend or distribution, or to receive any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and in such case such stockholders and only such stockholders as shall be stockholders of record on the date so fixed, shall be entitled to such notice of, and to vote at, any such meeting and any adjournment thereof, or to receive payment of such dividend or distribution, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid.

                                  ARTICLE III
                               BOARD OF DIRECTORS

    SECTION 3.01. POWERS. The business and affairs of the corporation shall be managed by its Board of Directors, which may exercise all such powers of the corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these bylaws directed or required to be exercised or done by the stockholders.

    SECTION 3.02. NUMBER, ELECTION AND TERM. The number of directors that shall constitute the whole Board of Directors shall be not less than one. Such number of directors shall from time to time be fixed and determined by the directors and shall be set forth in the notice of any meeting of stockholders held for the purpose of electing directors. The directors shall be elected at the annual meeting of stockholders, except as provided in Section 3.03, and each director elected shall hold office until his successor shall be elected and shall qualify. Directors need not be residents of Delaware or stockholders of the corporation.

    SECTION 3.03. VACANCIES, ADDITIONAL DIRECTORS, AND REMOVAL FROM OFFICE. If any vacancy occurs in the Board of Directors caused by death, resignation, retirement, disqualification, or removal from office of any director, or otherwise, or if any new directorship is created by an increase in the authorized number of directors, a majority of the directors then in office, though less than a quorum, or a sole remaining director, may choose a successor or fill the newly created directorship; and a director so chosen shall hold office until the next election and until his successor shall be duly elected and shall qualify, unless sooner displaced. Any director may be removed either for or without cause at any special meeting of stockholders duly called and held for such purpose.

    SECTION 3.04. REGULAR MEETING. A regular meeting of the Board of Directors shall be held each year, without other notice than this bylaw, at the place of, and immediately following, the annual meeting of stockholders; and other regular meetings of the Board of Directors shall be held each year, at such time and place as the Board of Directors may provide, by resolution, either within or without the State of Delaware, without other notice than such resolution.

    SECTION 3.05. SPECIAL MEETING. A special meeting of the Board of Directors may be called by the Chairman of the Board of Directors or by the President of the corporation and shall be called by the Secretary on the written request of any two directors. The Chairman or President so calling, or the directors so requesting, any such meeting shall fix the time and any place, either within or without the State of Delaware, as the place for holding such meeting.

    SECTION 3.06. NOTICE OF SPECIAL MEETING. Written notice of special meetings of the Board of Directors shall be given to each director at least 48 hours prior to the time of such meeting. Any director may waive notice of any meeting. The attendance of a director at any meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting, except that notice shall be given of any proposed amendment to the bylaws if it is to be adopted at any special meeting or with respect to any other matter where notice is required by statute.

    SECTION 3.07. QUORUM. A majority of the Board of Directors shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, by the Certificate of Incorporation or by these bylaws. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

    SECTION 3.08. ACTION WITHOUT MEETING. Unless otherwise restricted by the Certificate of Incorporation or these bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof as provided in Article IV of these bylaws, may be taken without a meeting, if a written consent thereto is signed by all members of the Board of Directors or of such committee, as the case may be, and such written consent is filed with the minutes of proceedings of the Board of Directors or such committee.

    SECTION 3.09. COMPENSATION. Directors, as such, shall not be entitled to any stated salary for their services unless voted by the stockholders or the Board of Directors; but by resolution of the Board of Directors, a fixed sum and expenses of attendance, if any, may be allowed for attendance at each regular or special meeting of the Board of Directors or any meeting of a committee of directors. No provision of these bylaws shall be construed to preclude any director from serving the corporation in any other capacity and receiving compensation therefor.

                                   ARTICLE IV
                             COMMITTEE OF DIRECTORS

    SECTION 4.01. DESIGNATION, POWERS AND NAME. The Board of Directors may, by resolution passed by a majority of the whole Board of Directors, designate one or more committees, including, if they shall so determine, an Executive Committee, each such committee to consist of two or more of the directors of the corporation. The committee shall have and may exercise such of the powers of the Board of Directors in the management of the business and affairs of the corporation as may be provided in such resolution. The committee may authorize the seal of the corporation to be affixed to all papers that may require it. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee. In the absence or disqualification of any member of such committee or committees, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Such committee or committees shall have such name or names and such limitations of authority as may be determined from time to time by resolution adopted by the Board of Directors.

    SECTION 4.02. MINUTES. Each committee of directors shall keep regular minutes of its proceedings and report the same to the Board of Directors when required.

    SECTION 4.03. COMPENSATION. Members of special or standing committees may be allowed compensation for attending committee meetings, if the Board of Directors shall so determine.

                                   ARTICLE V
                                     NOTICE

    SECTION 5.01. METHODS OF GIVING NOTICE. Whenever under the provisions of applicable statutes, the Certificate of Incorporation or these bylaws, notice is required to be given to any director, member of any committee, or stockholder, such notice shall be in writing and delivered personally or mailed to such director, member, or stockholder; provided that in the case of a director or a member of any committee such notice may be given orally or by telephone or telegram. If mailed, notice to a director, member of a committee, or stockholder shall be deemed to be given when deposited in the United States mail first class in a sealed envelope, with postage thereon prepaid, addressed, in the case of a stockholder, to the stockholder at the stockholder's address as it appears on the records of the corporation or, in the case of a director or a member of a committee, to such person at his business address. If sent by telegraph, notice to a director or member of a committee shall be deemed to be given when the telegram, so addressed, is delivered to the telegraph company.

    SECTION 5.02. WRITTEN WAIVER. Whenever any notice is required to be given under the provisions of an applicable statute, the Certificate of Incorporation, or these bylaws, a waiver thereof in writing, signed by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto.

                                   ARTICLE VI
                                    OFFICERS

    SECTION 6.01. OFFICERS. The officers of the corporation shall be a Chairman of the Board and a Vice Chairman of the Board (if such offices are created by the Board), a President, one or more Vice Presidents, any one or more of which may be designated Executive Vice President or Senior Vice President, a Secretary and a Treasurer. The Board of Directors may appoint such other officers and agents, including Assistant Vice Presidents, Assistant Secretaries, and Assistant Treasurers, in each case as the Board of Directors shall deem necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as shall be determined by the Board. Any two or more offices may be held by the same person. No officer shall execute, acknowledge, verify or countersign any instrument on behalf of the corporation in more than one capacity, if such instrument is required by law, by these bylaws or by any act of the corporation to be executed, acknowledged, verified, or countersigned by two or more officers. The Chairman and Vice Chairman of the Board shall be elected from among the directors. With the foregoing exceptions, none of the other officers need be a director, and none of the officers need be a stockholder of the corporation.

    SECTION 6.02. ELECTION AND TERM OF OFFICE. The officers of the corporation shall be elected annually by the Board of Directors at its first regular meeting held after the annual meeting of stockholders or as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been chosen and shall have qualified or until his death or the effective date of his resignation or removal, or until he shall cease to be a director in the case of the Chairman and the Vice Chairman.

    SECTION 6.03. REMOVAL AND RESIGNATION. Any officer or agent elected or appointed by the Board of Directors may be removed without cause by the affirmative vote of a majority of the Board of Directors whenever, in its judgment, the best interests of the corporation shall be served thereby, but such removal shall be without prejudice to the contractual rights, if any, of the person so removed. Any officer may resign at any time by giving written notice to the corporation. Any such resignation shall take effect at the date of the receipt of such notice or at any later time specified therein, and unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

    SECTION 6.04. VACANCIES. Any vacancy occurring in any office of the corporation by death, resignation, removal, or otherwise, may be filled by the Board of Directors for the unexpired portion of the term.

    SECTION 6.05. SALARIES. The salaries of all officers and agents of the corporation shall be fixed by the Board of Directors or pursuant to its direction; and no officer shall be prevented from receiving such salary by reason of his also being a director.

    SECTION 6.06. CHAIRMAN OF THE BOARD. The Chairman of the Board (if such office is created by the Board) shall preside at all meetings of the Board of Directors or of the stockholders of the corporation. The Chairman shall formulate and submit to the Board of Directors or the Executive Committee matters of general policy for the corporation and shall perform such other duties as usually appertain to the office or as may be prescribed by the Board of Directors or the Executive Committee.

    SECTION 6.07. VICE CHAIRMAN OF THE BOARD. The Vice Chairman of the Board (if such office is created by the Board) shall, in the absence or disability of the Chairman of the Board, perform the duties and exercise the powers of the Chairman of the Board. The Vice Chairman shall perform such other duties as from time to time may be prescribed by the Board of Directors or the Executive Committee or assigned by the Chairman of the Board.

    SECTION 6.08. PRESIDENT. The President shall be the chief executive officer of the corporation and, subject to the control of the Board of Directors, shall in general supervise and control the business and affairs of the corporation. In the absence of the Chairman of the Board or the Vice Chairman of the Board (if such offices are created by the Board), the President shall preside at all meetings of the Board of Directors and of the stockholders. He may also preside at any such meeting attended by the Chairman or Vice Chairman of the Board if he is so designated by the Chairman, or in the Chairman's absence by the Vice Chairman. He shall have the power to appoint and remove subordinate officers, agents and employees, except those elected or appointed by the Board of Directors. The President shall keep the Board of Directors and the Executive Committee fully informed and shall consult them concerning the business of the corporation. He may sign with the Secretary or any other officer of the corporation thereunto authorized by the Board of Directors, certificates for shares of the corporation and any deeds, bonds, mortgages, contracts, checks, notes, drafts, or other instruments that the Board of Directors has authorized to be executed, except in cases where the signing and execution thereof has been expressly delegated by these bylaws or by the Board of Directors to some other officer or agent of the corporation, or shall be required by law to be otherwise executed. He shall vote, or give a proxy to any other officer of the corporation to vote, all shares of stock of any other corporation standing in the name of the corporation and in general he shall perform all other duties normally incident to the office of President and such other duties as may be prescribed by the stockholders, the Board of Directors, or the Executive Committee from time to time.

    SECTION 6.09. VICE PRESIDENTS. In the absence of the President, or in the event of his inability or refusal to act, the Executive Vice President (or in the event there shall be no Vice President designated Executive Vice President, any Vice President designated by the Board) shall perform the duties and exercise the powers of the President. Any Vice President may sign, with the Secretary or Assistant Secretary, certificates for shares of the corporation. The Vice Presidents shall perform such other duties as from time to time may be assigned to them by the President, the Board of Directors or the Executive Committee.

    SECTION 6.10. SECRETARY. The Secretary shall (a) keep the minutes of the meetings of the stockholders, the Board of Directors and committees of directors; (b) see that all notices are duly given in accordance with the provisions of these bylaws and as required by law; (c) be custodian of the corporate records and of the seal of the corporation, and see that the seal of the corporation or a facsimile thereof is affixed to all certificates for shares prior to the issue thereof and to all documents, the execution of which on behalf of the corporation under its seal is duly authorized in accordance with the provisions of these bylaws; (d) keep or cause to be kept a register of the post office address of each stockholder which shall be furnished by such stockholder; (e) sign with the President, or an Executive Vice President or Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by resolution of the Board of Directors; (f) have general charge of the stock transfer books of the corporation; and (g) in general, perform all duties normally incident to the office of Secretary and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

    SECTION 6.11. TREASURER. If required by the Board of Directors, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties as the Board of Directors shall determine. He shall (a) have charge and custody of and be responsible for all funds and securities of the corporation; (b) receive and give receipts for moneys due and payable to the corporation from any source whatsoever and deposit all such moneys in the name of the corporation in such banks, trust companies, or other depositories as shall be selected in accordance with the provisions of Section
7.03 of these bylaws; (c) prepare, or cause to be prepared, for submission at each regular meeting of the Board of Directors, at each annual meeting of the stockholders, and at such other times as may be required by the Board of Directors, the President or the Executive Committee, a statement of financial condition of the corporation in such detail as may be required; and (d) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President, the Board of Directors or the Executive Committee.

    SECTION 6.12. ASSISTANT SECRETARY AND TREASURER. The Assistant Secretaries and Assistant Treasurers shall, in general, perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the President, the Board of Directors, or the Executive Committee. The Assistant Secretaries and Assistant Treasurers shall, in the absence of the Secretary or Treasurer, respectively, perform all functions and duties which such absent officers may delegate, but such delegation shall not relieve the absent officer from the responsibilities and liabilities of his office. The Assistant Secretaries may sign, with the President or a Vice President, certificates for shares of the corporation, the issue of which shall have been authorized by a resolution of the Board of Directors. The Assistant Treasurers shall respectively, if required by the Board of Directors, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board of Directors shall determine.

                                  ARTICLE VII
                         CONTRACTS, CHECKS AND DEPOSITS

    SECTION 7.01. CONTRACTS. Subject to the provisions of Section 6.01, the Board of Directors may authorize any officer, officers, agent, or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the corporation, and such authority may be general or confined to specific instances.

    SECTION 7.02. CHECKS. All checks, demands, drafts, or other orders for the payment of money, notes, or other evidences of indebtedness issued in the name of the corporation, shall be signed by such officer or officers or such agent or agents of the corporation, and in such manner, as shall be determined by the Board of Directors.

    SECTION 7.03. DEPOSITS. All funds of the corporation not otherwise employed shall be deposited from time to time to the credit of the corporation in such banks, trust companies, or other depositories as the Board of Directors may select.

                                  ARTICLE VIII
                             CERTIFICATES OF STOCK

    SECTION 8.01. ISSUANCE. Each stockholder of this corporation shall be entitled to a certificate or certificates showing the number of shares of capital stock registered in his name on the books of the corporation. The certificates shall be in such form as may be determined by the Board of Directors, shall be issued in numerical order and shall be entered in the books of the corporation as they are issued. They shall exhibit the holder's name and number of shares and shall be signed by the President or a Vice President and by the Secretary or an Assistant Secretary. If any certificate is countersigned (1) by a transfer agent other than the corporation or any employee of the corporation, or (2) by a registrar other than the corporation or any employee of the corporation, any other signature on the certificate may be a facsimile. If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the designations, preferences, and relative participating, optional, or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights shall be set forth in full or summarized on the face or back of the certificate which the corporation shall issue to represent such class of stock; provided that, except as otherwise provided by statute, in lieu of the foregoing requirements there may be set forth on the face or back of the certificate which the corporation shall issue to represent such class or series of stock, a statement that the corporation will furnish to each stockholder who so requests the designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations, or restrictions of such preferences and rights. All certificates surrendered to the corporation for transfer shall be canceled and no new certificate shall be issued until the former certificate for a like number of shares shall have been surrendered and canceled, except that in the case of a lost, stolen, destroyed, or mutilated certificate a new one may be issued therefor upon such terms and with such indemnity, if any, to the corporation as the Board of Directors may prescribe. Certificates shall not be issued representing fractional shares of stock.

    SECTION 8.02. LOST CERTIFICATES. The Board of Directors may direct a new certificate or certificates to be issued in place of any certificate or certificates theretofore issued by the corporation alleged to have been lost, stolen, or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate or certificates, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require (1) the owner of such lost, stolen, or destroyed certificate or certificates, or his legal representative, to advertise the same in such manner as it shall require, (2) such owner to give the corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the corporation with respect to the certificate or certificates alleged to have been lost, stolen, or destroyed, or (3) both.

    SECTION 8.03. TRANSFERS. Upon surrender to the corporation or the transfer agent of the corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignment, or authority to transfer, it shall be the duty of the corporation to issue a new certificate to the person entitled thereto, cancel the old certificate, and record the transaction upon its books. Transfers of shares shall be made only on the books of the corporation by the registered holder thereof, or by his attorney thereunto authorized by power of attorney and filed with the Secretary of the corporation or the Transfer Agent.

    SECTION 8.04. REGISTERED STOCKHOLDERS. The corporation shall be entitled to treat the holder of record of any share or shares of the corporation's capital stock as the holder in fact thereof and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of the State of Delaware.

                                   ARTICLE IX
                                   DIVIDENDS

    SECTION 9.01. DECLARATION. Dividends with respect to the shares of the corporation's capital stock, subject to the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting, pursuant to applicable law. Dividends may be paid in cash, in property, or in shares of capital stock, subject to the provisions of the Certificate of Incorporation.

    SECTION 9.02. RESERVE. Before payment of any dividend, there may be set aside out of any funds of the corporation available for dividends such sum or sums as the Board of Directors from time to time, in their absolute discretion, think proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the corporation, or for such other purpose as the

Board of Directors shall think conducive to the interest of the corporation, and the Board of Directors may modify or abolish any such reserve in the manner in which it was created.

                                   ARTICLE X
                                INDEMNIFICATION

    SECTION 10.01. THIRD PARTY ACTIONS. The corporation shall indemnify any director or officer of the corporation, and may indemnify any other person, who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorneys' fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

    SECTION 10.02. ACTIONS BY OR IN THE RIGHT OF THE CORPORATION. The corporation shall indemnify any director or officer and may indemnify any other person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or such other court shall deem proper.

    SECTION 10.03. MANDATORY INDEMNIFICATION. To the extent that a director, officer, employee, or agent of the corporation has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in Sections 10.01 and 10.02, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

    SECTION 10.04. DETERMINATION OF CONDUCT. The determination that a director, officer, employee, or agent has met the applicable standard of conduct set forth in Sections 10.01 and 10.02 (unless indemnification is ordered by a court) shall be made (1) by the Board of Directors by a majority vote consisting of directors who were not parties to such action, suit, or proceeding even if less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders.

    SECTION 10.05. PAYMENT OF EXPENSES IN ADVANCE. Expenses incurred in defending a civil or criminal action, suit, or proceeding shall be paid by the corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, or agent to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the corporation as authorized in this Article X.

    SECTION 10.06. INDEMNITY NOT EXCLUSIVE. The indemnification and advancement of expenses provided or granted hereunder shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any other bylaw, agreement, vote of stockholders, or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

    SECTION 10.07. DEFINITIONS. For purposes of this Article X:

        (a) "the corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger that, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents, so that any person who is or was a director, officer, employee, or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, or agent of another corporation, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this Article X with respect to the resulting or surviving corporation as he would have with respect to such constituent corporation if its separate existence had continued;

        (b) "other enterprises" shall include employee benefit plans;

        (c) "fines" shall include any excise taxes assessed on a person with respect to any employee benefit plan;

        (d) "serving at the request of the corporation" shall include any service as a director, officer, employee, or agent of the corporation that imposes duties on, or involves services by, such director, officer, employee, or agent with respect to an employee benefit plan, its participants or beneficiaries; and

        (e) a person who acted in good faith and in a manner he reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the corporation" as referred to in this Article X.

    SECTION 10.08. CONTINUATION OF INDEMNITY. The indemnification and advancement of expenses provided or granted hereunder shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

                                   ARTICLE XI
                                 MISCELLANEOUS

    SECTION 11.01. SEAL. The corporate seal, if one is authorized by the Board of Directors, shall have inscribed thereon the name of the corporation, and the words "Corporate Seal, Delaware." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or otherwise reproduced.

    SECTION 11.02. BOOKS. The books of the corporation may be kept (subject to any provision contained in the statutes) outside the State of Delaware at the offices of the corporation, or at such other place or places as may be designated from time to time by the Board of Directors.

                                  ARTICLE XII
                                   AMENDMENT

    These bylaws may be altered, amended, or repealed by a majority of the number of directors then constituting the Board of Directors at any regular meeting of the Board of Directors without prior notice, or at any special meeting of the Board of Directors if notice of such alteration, amendment, or repeal be contained in the notice of such special meeting.

                                                                       EXHIBIT D

                      4FRONT SOFTWARE INTERNATIONAL, INC.
                           1996 EQUITY INCENTIVE PLAN

                               TABLE OF CONTENTS

                                                                                                                          PAGE #
                                                                                                                        -----------
1.         PURPOSE....................................................................................................           1

2.         SHARES SUBJECT TO THE PLAN.................................................................................           1
           2.1.       Number of Shares Available......................................................................           1
           2.2.       Adjustment of Shares............................................................................           1

3.         ELIGIBILITY................................................................................................           1
           3.1.       Eligibility of Employees, Consultants and Independent Contractors...............................           1
           3.2.       Eligibility of Directors........................................................................           1

4.         ADMINISTRATION.............................................................................................           2
           4.1.       Committee Authority.............................................................................           2
           4.2.       Committee Discretion............................................................................           2
           4.3.       Exchange Act Requirements.......................................................................           2

5.         GRANT AND EXERCISE OF OPTIONS..............................................................................           2
           5.1.       Grant of Options to Persons Other Than Directors................................................           2
                      5.1.1.     Form of Option Grant.................................................................           3
                      5.1.2.     Date of Grant........................................................................           3
                      5.1.3.     Exercise Period......................................................................           3
                      5.1.4.     Exercise Price.......................................................................           3
                      5.1.5.     Method of Exercise...................................................................           3
                      5.1.6.     Termination..........................................................................           4
                      5.1.7.     Limitations on Exercise..............................................................           4
                      5.1.8.     Limitations on ISOs..................................................................           4
                      5.1.9.     Modification, Extension or Renewal...................................................           4
                      5.1.10.    No Disqualification..................................................................           4
           5.2.       Grant of Options to Directors...................................................................           4
                      5.2.1.     Form of Option Grant.................................................................           4
                      5.2.2.     Formula for Grant of Options to Directors............................................           4
                      5.2.3.     Exercise Period......................................................................           5
                      5.2.4.     Exercise Price.......................................................................           5
                      5.2.5.     Method of Exercise...................................................................           5
                      5.2.6.     Termination..........................................................................           5
                      5.2.7.     Limitations on ISOs..................................................................           5
                      5.2.8.     No Disqualification..................................................................           5
           5.3.       Accelerated Vesting.............................................................................           5

6.         PAYMENT FOR SHARE PURCHASES................................................................................           6
           6.1.       Payment.........................................................................................           6

7.         WITHHOLDING TAXES..........................................................................................           6
                            (a)  Withholding Generally................................................................           6

8.         PRIVILEGES OF STOCK OWNERSHIP..............................................................................           6
                            (a)  Voting and Dividends.................................................................           6
                            (b)  Financial Statements.................................................................           6

9.         TRANSFERABILITY............................................................................................           7

10.        CERTIFICATES...............................................................................................           7

                                                                                                                          PAGE #
                                                                                                                        -----------
11.        EXCHANGE AND BUYOUT OF OPTIONS.............................................................................           7

12.        SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.............................................................           7

13.        NO OBLIGATION TO EMPLOY....................................................................................           7

14.        CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.................................................................           7

15.        ADOPTION AND STOCKHOLDER APPROVAL..........................................................................           8

16.        TERM OF PLAN...............................................................................................           9

17.        AMENDMENT OR TERMINATION OF PLAN...........................................................................           9

18.        NONEXCLUSIVITY OF THE PLAN.................................................................................           9

19.        GOVERNING LAW..............................................................................................           9

20.        DEFINITIONS................................................................................................           9

                      4FRONT SOFTWARE INTERNATIONAL, INC.
                           1996 EQUITY INCENTIVE PLAN

1. PURPOSE

    The purpose of the Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company and its Subsidiaries and Affiliates, by offering them an opportunity to participate in the Company's future performance through awards of Options. The Plan shall be administered as two separate plans, one for the benefit of Participants who are not Directors of the Company, which plan shall be governed by the provisions of this Plan excepting Section 5.2 hereof, and one for the benefit of Participants who are Directors of the Company, which plan shall be governed by the provisions of this Plan, excepting
Section 5.1 hereof.

    Capitalized terms not defined in the text are defined in Section 20.

2. SHARES SUBJECT TO THE PLAN

    2.1. NUMBER OF SHARES AVAILABLE. Subject to Sections 2.2 and 14, the total number of Shares reserved and available for grant and issuance pursuant to the Plan shall be 400,000 Shares, provided, however, that the maximum number of Shares that may be issued under the Plan to members of the Board of Directors of the Company is 10,000 Shares. Subject to Sections 2.2 and 14, Shares reserved for issuance pursuant to Options granted under this Plan shall again be available for grant and issuance, in connection with future Options under the Plan, that: (a) are subject to issuance upon exercise of an Option, but cease to be subject to such Option for any reason other than exercise of such Option, or
(b) are subject to an Option that otherwise terminates without such Shares being issued and for which the participant did not receive any benefits of ownership.

    2.2. ADJUSTMENT OF SHARES. In the event that the number of outstanding shares of the Company's Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then: (a) the number of Shares reserved for issuance under the Plan, and (b) the Exercise Prices of and number of Shares subject to outstanding Options, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share shall not be issued, but shall either be paid in cash at Fair Market Value or shall be rounded up to the nearest Share, as determined by the Committee; and provided, further, that the Exercise Price of any Option may not be decreased to below the par value of the Shares.

3. ELIGIBILITY

    3.1.  ELIGIBILITY OF EMPLOYEES, CONSULTANTS AND INDEPENDENT
CONTRACTORS. ISOs (as defined in Section 5 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Subsidiary of the Company. NQSOs may be granted to employees, officers, consultants, independent contractors and advisers of the Company or any Subsidiary or Affiliate of the Company; provided, however, that such consultants, contractors and advisers render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. A person may be granted both ISOs and NQSOs under the Plan.

    3.2. ELIGIBILITY OF DIRECTORS. No Directors of the Company shall be eligible to be granted Options under this Plan, other than Brian Murray, who shall receive NQSOs for 10,000 Shares pursuant to Section 5.2 hereof.

4. ADMINISTRATION

    4.1. COMMITTEE AUTHORITY. The Plan shall be administered by the Committee or the Board acting as the Committee. Subject to the purposes, terms and conditions of the Plan, and to the direction of the Board, the Committee shall have full power to implement and carry out the Plan, provided, however, that all grants of Options to Directors shall be effected strictly in accordance with the terms of Section 5.2 hereof. Except as otherwise provided pursuant to Sections
3.2 or 5 hereof, the Committee shall have the authority to:

        (a) construe and interpret the Plan, any Option Agreement and any other agreement or document executed pursuant to the Plan;

        (b) prescribe, amend and rescind rules and regulations relating to the
    Plan:

        (c) select persons to receive Options;

        (d) determine the form and terms of Options;

        (e) determine the number of Shares or other consideration subject to Options;

        (f) determine whether Options will be granted singly, in combination or in tandem with, in replacement of, or as alternatives to, other Options under the Plan or any other incentive or compensation plan of the Company or any Subsidiary or Affiliate of the Company;

        (g) grant waivers of Plan or Option conditions;

        (h) determine the vesting, exercisability and payment of Options and to accelerate the vesting and/or exercisability of Options, as provided herein;

        (i) correct, any defect, supply any omission, or reconcile any inconsistency in the Plan, any Option or any Option Agreement;

        (j) determine whether an Option has been earned; and

        (k) make all other determinations necessary or advisable for the administration of the Plan.

    4.2. COMMITTEE DISCRETION. Any determination permitted to be made by the Committee under the Plan with respect to any Option shall be made in its sole discretion at the time of grant of the Option or, unless in contravention of any express term of the Plan or Option, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Option under the Plan.

    4.3. EXCHANGE ACT REQUIREMENTS. If two or more members of the Board are Outside Directors and Disinterested Persons, the Committee shall be comprised of at least two members of the Board, all of whom are Outside Directors and Disinterested Persons. It is the intent of the Company that the Plan and Options hereunder satisfy and be interpreted in a manner, that, in the case of Participants who are or may be Insiders, satisfies the applicable requirements of Rule 16b-3 (or its successor) of the Exchange Act. If any provision of the Plan or of any Option would otherwise conflict with the intent expressed in this
Section 4.3, that provision, to the extent possible, shall be interpreted and deemed amended so as to avoid such conflict.

5. GRANT AND EXERCISE OF OPTIONS

    5.1. GRANT OF OPTIONS TO PERSONS OTHER THAN DIRECTORS. Except as otherwise limited herein, the Committee may grant Options to eligible persons who are not Directors of the Company pursuant to this Section 5.1 and shall determine whether such Options shall be Incentive Stock Options within the meaning of the Code ("ISOs") or Nonqualified Stock Options ("NQSOs"), the number of Shares subject to the

Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

    5.1.1. FORM OF OPTION GRANT. Each Option granted shall be evidenced by an Option Agreement, which shall expressly identify the Option as an ISO or NQSO ("Stock Option Agreement"), and be in such form and contain such provisions (which need not be the same for each Participant receiving an Option) as the Committee shall from time to time approve, and which shall comply with and be subject to the terms and conditions of the Plan. The Committee may in its discretion include in any NQSO granted under the Plan a condition that the Participant shall agree to remain in the employ of, and to render services to, the Company or any of its Subsidiaries for a period of time (specified in the agreement) following the date the NQSO is granted.

    5.1.2. DATE OF GRANT. The date of grant of an Option shall be the date on which the Committee makes the determination to grant such Option. The Stock Option Agreement and a copy of the Plan will be delivered to the Participant within a reasonable time after the granting of such Option.

    5.1.3. EXERCISE PERIOD. Options shall be exercisable within the times or upon the events determined by the Committee as set forth in the Stock Option Agreement; provided, however:

        (a) no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted;

        (b) subject to Sections 4.1(h) and 5.3, no Option shall be exercisable less than six (6) months after the date of grant or prior to stockholder approval of the Plan:

        (c) Each Option granted under the Plan shall be exercisable only with respect to one-third of the total number of Shares subject to such Option upon the expiration of six (6) months after the date of grant, with the balance being exercisable, one-half upon the expiration of eighteen (18) months from the date of such grant, and one-half upon the expiration of thirty (30) months from the date of such grant; and

        (d) no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted.

    5.1.4. EXERCISE PRICE. The Exercise Price shall be determined by the Committee when an Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided, however, that:

        (i) the Exercise Price of an ISO shall be not less than 100% of the Fair Market Value of the Shares on the date of grant, and

        (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder shall not be less than 110% of the Fair Market Value of the Shares on the date of grant.

Payment for the Shares purchased may be made in accordance with Section 6 of the Plan.

    5.1.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "Exercise Agreement") in a form approved by the Committee (which need not be the same for each Participant receiving an Option pursuant to the Plan), stating the number of Shares being purchased, the restrictions imposed on the Shares, if any, and such representations and agreements regarding Participant's investment intent, access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

    5.1.6. TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option shall always be subject to the following:

        (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options, only to the extent that such Options would have been exercisable upon the Termination Date, no later than thirty (30) days after the Termination Date, but in any event, no later than the expiration date of the Options.

        (b) If the Participant is terminated because of death or Disability, then the Participant's Options which are ISO's may be exercised, only to the extent that such Options would have been exercisable by Participant on the Termination Date, and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than one hundred eighty (180) days after the Termination Date, but in any event no later than the expiration date of the Options.

    5.1.7. LIMITATIONS ON EXERCISE. The Committee may specify a reasonable minimum of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

    5.1.8. LIMITATIONS ON ISOS. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISOs are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company or any Affiliate or Subsidiary of the Company) shall not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISOs are exercisable for the first time by a Participant during any calendar year exceeds $100,000, the Options for the first $100,000 worth of Shares to become exercisable in such calendar year shall be ISOs and the Options for the amount in excess of $100,000 that become exercisable in that calendar year shall be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit shall be automatically incorporated herein and shall apply to any Options granted after the effective date of such amendment.

    5.1.9. MODIFICATION, EXTENSION OR RENEWAL. The Committee may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered shall be treated in accordance with Section 424(h) of the Code. The Committee may reduce the Exercise Price of outstanding Options without the consent of Participants affected, by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.1.4 or 5.2.3 of the Plan for Options granted on the date the action is taken to reduce the Exercise Price; provided, further, that the Exercise Price shall not be reduced below the par value of the Shares.

    5.1.10. NO DISQUALIFICATION. Notwithstanding any other provision in the Plan, no term of the Plan relating to ISOs shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

    5.2.  GRANT OF OPTIONS TO DIRECTORS.

    Notwithstanding the provisions of Section 5.1, the Computer shall not have discretion to grant Options, either as ISOs or NQSOs, to Directors of the Company, but instead, all such Options shall be granted pursuant to this Section 5.2.

    5.2.1. FORM OF OPTION GRANT. Section 5.1.1 shall apply to grants of Options to Directors.

    5.2.2. FORMULA FOR GRANT OF OPTIONS TO DIRECTORS. Options shall be granted to Directors on the following basis:

        (a) Only Brian Murray shall be granted NQSOs for 10,000 shares upon approval of the Plan by the Board of Directors.

    5.2.3. EXERCISE PERIOD. Options granted under this Section 5.2 shall be exercisable within the times and upon the events determined by the committee as set forth in the Stock Option Agreement, provided, however:

        (a) no Option shall be exercisable after the expiration of ten (10) years from the date the Option is granted;

        (b) subject to Sections 4.1(h) and 5.3, no Option shall be exercisable less than six (6) months after the date of grant or prior to Stockholder approval of the Plan;

        (c) each Option granted to Directors under the Plan shall be exercisable only with respect to one-third of the total number of Shares subject to such Option upon the expiration of six (6) months after the date of grant, with the balance being exercisable, one-half upon the expiration of eighteen (18) months from the date of such grant, and one-half upon the expiration of thirty (30) months from the date of such grant; and

        (d) no ISO granted to a person who directly or by attribution owns more than Ten Percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary of the Company ("Ten Percent Stockholder") shall be exercisable after the expiration of five (5) years from the date the Option is granted.

    5.2.4. EXERCISE PRICE. The Exercise Price for Director Options shall be as follows:

        (a) the Exercise Price of an ISO shall be 100% of the Fair Market Value of the Shares on the date of grant, provided, however, that the Exercise Price of any ISO granted to a Ten Percent Stockholder shall be 110% of the Fair Market Value of the Shares on the date of grant;

        (b) the Exercise Price of a NQSO shall be 100% of the Fair Market Value of the Shares on the date of grant; and

        (c) payment for the Shares purchased may be made in accordance with
    Section 6 of the Plan.

    5.2.5. METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement as provided under
Section 5.1.5.

    5.2.6. TERMINATION. Section 5.1.6 hereof shall apply to grants of Options to Directors.

    5.2.7. LIMITATIONS ON ISOS. Section 5.1.8 hereof shall apply to Options granted to Directors.

    5.2.8. NO DISQUALIFICATION. Section 5.1.10 shall apply to all ISOs granted to Directors hereunder.

    5.3.  ACCELERATED VESTING.

    5.3.1. Notwithstanding Sections 5.1.3(b) and 5.2.2(b), the Committee shall have the authority to accelerate the exercisability of Options granted pursuant to the terms of this Plan, provided however, that the acceleration of exercisability shall be conditioned upon inclusion in the Option agreements with Participants of such provisions and restrictions as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a), (b) and (c).

    5.3.2. Notwithstanding anything herein to the contrary, if a Change in Control of the Company occurs or if the Committee determines in its sole discretion that an Acceleration Event has occurred, then all Options shall become fully exercisable as of the date such Change in Control occurred or the Committee determines that an Acceleration Event has occurred, provided however, that the acceleration of exercisability shall be subject to the imposition of such restrictions on transferability of shares of Common Stock subject to such Options, as are necessary to permit stock issued upon exercise of such Options to continue to qualify for the exception from Section 16(b) of the Securities Act as is provided under Rule 16(b)(3)(a), (b) and (c).

6. PAYMENT FOR SHARE PURCHASES

    6.1. PAYMENT. Payment for Shares purchased pursuant to the Plan may be made in cash (by check) or, where expressly approved by the Committee and permitted by law by:

        (a) by cancellation of indebtedness of the Company to the Participant;

        (b) by surrender of shares of the Company's Common Stock that either:
    (1) have been owned by Participant for more than six (6) months and have been paid for within the meaning of Rule 144 of the Securities Act; or were obtained by Participant in the public market; and, (2) are clear of all liens, claims, encumbrances or security interests;

        (c) by waiver of compensation due or accrued to Participant for services rendered:

        (d) provided that a public market for the Company's stock exists and subject to the ability of the Participant to sell Shares in compliance with applicable securities laws;

           (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased in order to pay the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

           (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

    (e) by any combination of the foregoing.

    Notwithstanding the foregoing, the Exercise Price of an Option held by a director who is not an employee shall be paid either (i) in cash; or (ii) pursuant to subsection (a) of this Section 6.1, or (iii) by any combination of the foregoing (i) and (ii).

7. WITHHOLDING TAXES

    (a) WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Options granted under the Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares.

8. PRIVILEGES OF STOCK OWNERSHIP

    (a) VOTING AND DIVIDENDS. No Participant shall have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant shall be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares.

    (b) FINANCIAL STATEMENTS. The Company shall provide financial statements to each Participant annually during the period such Participant has Options outstanding, provided, however, that the Company shall not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

9. TRANSFERABILITY

    Options granted under the Plan, and any interest therein, shall not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, otherwise than by will or by the laws of descent and distribution or as consistent with the specific Plan and Option Agreement provisions relating thereto. During the lifetime of the Participant, an Option shall be exercisable only by the Participant, and any elections with respect to an Option, may be made only by the Participant.

10. CERTIFICATES

    All certificates for Shares or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed.

11. EXCHANGE AND BUYOUT OF OPTIONS

    The Committee may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Options in exchange for the surrender and cancellation of any or all outstanding Options (other than Options granted to Directors pursuant to Section 5.2). The Committee may at any time buy from a Participant an Option previously granted with payment in cash, Shares or other consideration, based on such terms and conditions as the Committee and the Participant shall agree.

12. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE

    An Option shall not be effective unless such Option is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed, as they are in effect on the date of grant of the Option and also on the date of exercise or other issuance. Notwithstanding any other provision in the Plan, the Company shall have no obligation to issue or deliver certificates for Shares under the Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable, and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company shall be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company shall have no liability for any inability or failure to do so.

13. NO OBLIGATION TO EMPLOY

    Nothing in the Plan or any Option granted under the Plan shall confer to be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company, or any Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

14. CHANGES IN THE COMPANY'S CAPITAL STRUCTURE

    The existence of outstanding Options shall not affect in any way the right of power of the Company or its stockholders to make or authorize all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any other corporate act or proceeding, whether of a similar character or otherwise.

    If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a stock dividend, or other increase or reduction of the number of shares of its Common Stock outstanding, without receiving compensation therefor in money, services or property, then (i) the number, class, and per share price of Shares subject to outstanding Options hereunder shall be appropriately adjusted in such a manner as to entitle a Participant to receive upon exercise thereof (and, if relevant, for the same aggregate cash consideration), the same total number and class of shares as such Participant would have received had such Participant exercised such Option in full immediately prior to such event; and (ii) the number and class of shares with respect to which Options may be granted under the Plan shall be adjusted by substituting for the total number of shares of Common Stock then reserved that number and class of shares of stock that would have been received by the owner of an equal number of outstanding shares of Common Stock as the result of the event requiring the adjustment.

    After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each holder of an outstanding Option shall, at no additional cost, be entitled to receive upon exercise of such Option (subject to any required action by stockholders of the Company) in lieu of the number of Shares as to which such Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled pursuant to the terms of the agreement of merger or consolidation if, immediately prior to such merger or consolidation, such holder had been the holder of record of a number of shares of Common Stock equal to the number of shares as to which such Option shall be so exercised.

    If the Company is merged into or consolidated with another corporation under circumstances where the Company is not the surviving corporation, or if the Company is liquidated, or sells or otherwise disposes of substantially all its assets to another corporation while unexercised Options remain outstanding under the Plan, (i) subject to the provisions of clause (ii) below, after the effective date of such merger, consolidation or sale, as the case may be, each holder of an outstanding Option shall be entitled to receive upon exercise of such Option in lieu of shares of Common Stock, shares of such stock or other securities, cash or property as the holders of shares of Common Stock received pursuant to the terms of the merger, consolidation or sale; or (ii) all outstanding Options may be canceled by the Board as of the effective date of any such merger, consolidation, liquidation or sale provided that: (x) notice of such cancellation shall be given to each holder of an Option, and (y) each holder of an Option shall have the right to exercise such Option to the extent that the same is then exercisable or, if the Board shall have accelerated the time for exercise of all unexercised and unexpired Options, in full during the 30-day period preceding the effective date of such merger, consolidation, liquidation or sale.

    Except as expressly provided above, the issue by the Company of shares of stock of any class, securities convertible into shares of stock of any class, for cash, property or services, either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of Shares then subject to outstanding Options.

15. ADOPTION AND STOCKHOLDER APPROVAL

    The Plan shall become effective on the date that it is adopted by the Board (the "Effective Date"). The Company shall submit the Plan for approval by the stockholders of the Company at the next annual meeting of stockholders of the Company to obtain the advantages under NASD, IRS, Securities and Exchange Commission and other regulations that approval of stockholders may bestow, provided however, that Options granted under the Plan shall be conditioned upon stockholder approval of the Plan within one year of adoption by the Board.

16. TERM OF PLAN

    The Plan will terminate ten (10) years from the Effective Date.

17. AMENDMENT OR TERMINATION OF PLAN

    The Board may at any time terminate or amend the Plan in any respect, including without limitation amendment of any form of Option Agreement or instrument to be executed pursuant to the Plan; provided, however, that:

        (i) the Board shall not, without the approval of the stockholders of the Company, amend the Plan in any manner that requires such stockholder approval pursuant to the Code or the regulations promulgated thereunder as such provisions apply to ISO plans or pursuant to the Exchange Act or Rule 16b-3 (or its successor), as amended, thereunder; and

        (ii) the terms and conditions of any awards of Options to Directors and the category of persons eligible to be awarded such shares under the Plan shall not be amended more than once every six months, other than to comply with changes in the Code or ERISA, or the rules and regulations thereunder.

18. NONEXCLUSIVITY OF THE PLAN

    Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of the Plan shall be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

19. GOVERNING LAW

    The Plan and all agreements, documents and instruments entered into pursuant to the Plan shall be governed by and construed in accordance with the internal laws of the State of Colorado, excluding that body of law pertaining to conflict of laws.

20. DEFINITIONS

    As used in the Plan, the following terms shall have the following meanings:

    "ACCELERATION EVENT" means but is not limited to, any Change of Control of the Company or other event determined in the discretion of the Committee.

    "AFFILIATE" means any corporation that directly, or indirectly through one or more intermediaries, controls or is under common control with, another corporation, where "control" (including the terms "controlled by" and "under common control with") means the possession, direct or indirect, of the power to cause the direction of the management and policies of the corporation, whether through the ownership of voting securities, by contract or otherwise.

    "BOARD" means the Board of Directors of the Company.

    "CHANGE IN CONTROL" means the occurrence of any of the following events:

    (A) when the Company acquires actual knowledge that any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 of the Exchange Act) directly or indirectly, of securities of the Company representing 25% or more of the combined voting power of the Company's then-outstanding securities;

    (B) upon the first purchase of Common Stock pursuant to a tender or exchange offer (other than a tender or exchange offer made by the Company);

    (C) upon the approval by the Company's shareholders of: (i) a merger or consolidation of the Company with or into another corporation, which does not result in any capital reorganization or reclassification or other change in the Company's then-outstanding shares of Common Stock), (ii) a sale or disposition of all or substantially all of the Company's assets, or (iii) a plan of liquidation or dissolution of the Company;

    (D) if during any period of two consecutive years, the individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election by the Company's shareholders, of each new director is approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period; or

    (E) if the Board of Directors or any designated committee determines, in its sole discretion, that any person (such as that term is used in Sections 13(d) and 14(d) of the Exchange Act) directly or indirectly exercises a controlling influence over the management or policies of the Company.

    "CODE" means the Internal Revenue Code of 1986, as amended.

    "COMMITTEE" means the committee appointed by the Board to administer the Plan, or if no committee is appointed, the Board.

    "COMPANY" means 4Front Software International, Inc., a corporation organized under the laws of the State of Colorado, or any successor corporation.

    "DISABILITY" means a disability, whether temporary or permanent, partial or total, within the meaning of Section 22(e)(3) of the Code, as determined by the Committee.

    "DISINTERESTED PERSON" means a Director who has not, during the period that person is a member of the Committee and for one year prior to service as a member of the Committee, been granted Options pursuant to the Plan or any other plan of the Company, any Subsidiary or Affiliate of the company, except in accordance with the requirements set forth in rule 16b-3(c)(2)(i) (and any successor regulation thereto) as promulgated by the SEC under Section 16(b) of the Exchange Act, as such rule is amended from time to time and as interpreted by the SEC.

    "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

    "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

    "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (a) if such Common Stock is then quoted on the Nasdaq National Market System, its last reported sale price on the Nasdaq National Market or, if no such reported sale takes place on such date, the average of the closing bid and asked prices;

        (b) if such Common Stock is publicly traded and is then listed on a national securities exchange, the last reported sale price or, if no such reported sale takes place on such date, the average of the closing bid and asked prices on the principal national securities exchange on which the Common Stock is listed or admitted to trading;

        (c) if such Common Stock is publicly traded but is not quoted on the Nasdaq National Market nor listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on such date, as reported by the Wall Street Journal, for the over-the-counter market; or

        (d) if none of the foregoing is applicable, by the Board of Directors of the Company in good faith.

    "INSIDER" means an officer or director of the Company or other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

    "OPTION" means an option to purchase Shares of Common Stock of the Company pursuant to Section 5.

    "OPTION AGREEMENT" means, with respect to each Option, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Option.

    "OUTSIDE DIRECTOR" means any outside director as defined in Section 162(m) of the Code and the regulations issued thereunder.

    "PARTICIPANT" means a person who receives an Option under the Plan.

    "PLAN" means this 4Front Software International, Inc., 1996 Equity Incentive Plan, as amended from time to time.

    "SECURITIES ACT" means the Securities Act of 1933, as amended.

    "SHARES" means shares of the Company's Common Stock, without par value, reserved for issuance under the Plan, as adjusted pursuant to Sections 2 and 14, and any security issued in respect thereto or in replacement therefor.

    "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of granting of the Option, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    "TERMINATION" or "TERMINATED" means, for purposes of the Plan with respect to a Participant, that the Participant has ceased to provide services as an employee, director, consultant, independent contractor or adviser, to the Company or a Subsidiary or Affiliate of the Company, except in the case of sick leave, military leave, or any other leave of absence approved by the Committee, provided, that such leave is for a period of not more than ninety (90) days, or reinstatement upon the expiration of such leave is guaranteed by contract or statute. The Committee shall have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "Termination Date").

     Please mark your
 [X] votes as in this
     example.

                               Nominees: Anil Doshi         4.   Transaction  of  such
                                         Mark Ellis              other business as may
               FOR    WITHHOLD           Kenneth Newell          properly  come before
1. ELECTION                              Craig Kleinman          the  meeting  and any
   OF         [  ]     [  ]              Arthur Keith Ross       adjournments thereof.
   DIRECTORS                             Brian V. Murray
                                                            Note:   This proxy will be
                                                            voted as specified.  If no
                                                            specification  is made, it
                                                            will   be  voted  FOR  all
 (Instruction:  To withhold                                 nominees in proposal 1 and
 authority to vote for any                                  FOR  proposals  2  and  3.
 individual nominee, write                                  The proxies are authorized
 that  nominee's name below.)                               to    vote    in    their
                                                            discretion with respect to
                                                            other  matters  which  may
                                                            come before the meeting.


------------------------



                                      FOR       AGAINST        ABSTAIN
2.   APPROVAL OF THE
     COMPANY'S REINCORPORATION        [  ]       [  ]           [   ]
     IN DELAWARE.


                                      FOR       AGAINST        ABSTAIN
3.   APPROVAL OF THE
     COMPANY'S 1996 EQUITY            [  ]       [  ]           [   ]
     INCENTIVE PLAN.

SIGNATURE_____________  DATE_____  SIGNATURE_______________________ DATE________
                                            (SIGNATURE IF HELD
                                             JOINTLY)

 NOTE: Please mark, date and sign exactly as name appears hereon, including designation as executor, trustee, etc. if applicable. A corporation must sign in its name by the President or other authorized officer. All co-owners must sign. Please return the proxy card promptly using the enclosed envelope.

                    4FRONT SOFTWARE INTERNATIONAL, INC.
              PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
     The undersigned hereby appoints Anil Doshi and Mark Ellis, and each of them, with full power of substitution, as proxies to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the Annual Meeting of Shareholders of the Company to be held at the offices of Fulbright & Jaworski L.L.P., 666 Fifth Avenue, New York, New York 10103 at 11:00 A.M. on Wednesday, February 5, 1997, and at any adjournments thereof, with all powers the undersigned would possess if personally present, upon the matters set forth in the Notice of Annual Meeting and Proxy Statement, as directed on the reverse side hereof.

     Any proxy heretofore given by the undersigned with respect to such shares is hereby revoked. Receipt of the Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

            (To be Completed, Signed and Dated on Reverse Side)